                                                      AHA INVESTMENT FUNDS, INC.
                                                   Annual Report to Shareholders
                                                             As of June 30, 2000

CONTENTS



----------------------------------------------------
Portfolio of Investments                           1

 Full Maturity Fixed Income Portfolio
 Limited Maturity Fixed Income Portfolio
 Diversified Equity Portfolio
 Balanced Portfolio

Financial Statements                              48

Notes to Financial Statements                     52

Report of Independent Public Accountants          63

Manager Discussion and Performance Graph          64

                      FULL MATURITY FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2000

SHARES OR
PRINCIPAL                                                  MARKET VALUE
---------                                                  ------------
LONG-TERM OBLIGATIONS                             96.8%
U.S. GOVERNMENT AGENCY OBLIGATIONS                55.4%
           United States Treasury Bonds
$   20,000  11.875%   11/15/03                                  $ 23,300
   500,000  10.750%   08/15/05                                   596,094
    10,000   6.000%   08/15/09                                     9,922
 1,175,000   9.875%   11/15/15                                 1,592,493
 3,375,000   9.250%   02/15/16                                 4,373,791
 3,275,000   8.000%   11/15/21                                 3,953,541
   240,000   6.125%   08/15/29                                   242,625

           United States Treasury Notes
 2,000,000   6.250%   05/15/07                                 2,041,876
    20,000   6.250%   05/15/30                                    21,000

           United States Treasury Inflation Index Bonds
 1,038,486   3.625%   01/15/08                                 1,007,332
 2,265,126   3.625%   04/15/28                                 2,161,073
 1,041,376   3.875%   04/15/29                                 1,038,773

           United States Treasury Strips
   110,000  0.000%   05/15/17                                     38,766

           Federal Home Loan Mortgage Corporation
    80,000   5.750%   04/15/08                                    73,464
    29,195   8.750%   04/01/09                                    29,167
 1,300,000   6.625%   09/15/09                                 1,255,838
    40,308  10.500%   01/01/10                                    42,940
   158,980   9.300%   04/15/19                                   163,719
   308,574   7.000%   06/15/21                                   301,448
   553,227   7.000%   09/15/21                                   539,969
   745,189   6.000%   04/15/22                                   704,125
   261,081   7.000%   05/01/24                                   253,024
 1,158,539   6.500%   06/01/29                                 1,094,279
   292,345   7.000%   08/01/29                                   282,608
   106,698   7.500%   08/01/29                                   105,337
    50,000   6.750%   09/15/29                                    47,961
   188,320   6.000%   10/01/29                                   172,604
   199,776   7.500%   10/01/29                                   197,228

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL                                                  MARKET VALUE
---------                                                  ------------
LONG-TERM OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
           Federal National Mortgage Association
           (mortgage-backed securities)
$   70,000   5.750%   02/15/08                              $     64,441
    70,000   6.000%   05/15/08                                    65,251
   280,000   7.125%   02/15/05                                   281,242
   210,000   7.250%   01/15/10                                   212,075
   100,000   5.500%   07/01/15                                    92,531
 1,400,000   7.500%   07/01/15                                 1,394,750
   305,847   9.500%   07/25/19                                   317,974
   222,471   7.600%   11/25/19                                   220,475
   293,456   6.500%   02/25/20                                   281,968
   437,537   7.000%   07/25/20                                   427,637
   235,141   6.500%   09/25/20                                   224,604
   252,235   7.000%   09/25/20                                   246,584
   263,571   8.500%   09/25/20                                   269,459
   271,921   7.000%   10/25/20                                   265,655
   289,697   7.000%   01/25/21                                   282,647
   317,069   6.500%   02/25/21                                   304,486
   332,451   8.000%   02/25/21                                   334,740
   525,919   7.000%   03/25/21                                   513,889
   314,365   6.500%   06/25/21                                   301,718
   313,119   8.500%   09/25/21                                   320,127
   339,396   7.500%   08/25/21                                   396,311
   290,403   7.000%   06/25/22                                   283,239
    99,411   9.500%   02/01/25                                   103,392
 1,162,294   6.000%   01/01/29                                 1,065,662
   366,632   6.000%   06/01/29                                   335,483
 1,101,649   6.500%   06/01/29                                 1,039,405
 2,820,011   6.500%   07/01/29                                 2,659,929
   719,353   6.000%   09/01/29                                   658,801
   745,039   7.500%   09/01/29                                   735,101
   327,073   6.500%   10/01/29                                   308,593
 1,162,039   7.500%   10/01/29                                 1,146,538
   900,000   7.500%   07/01/30                                   886,779

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL                                                   MARKET VALUE
---------                                                   ------------
LONG-TERM OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
           FICO Strip
$   50,000   0.000%   04/05/19                                $   13,870

           Government National Mortgage Association
           (mortgage-backed securities)
   370,000   6.000%   07/01/15                                   351,615
   168,654   9.500%   12/15/17                                   176,604
    99,990   7.500%   04/15/28                                    99,421
   100,241   6.500%   08/15/28                                    95,184
    92,202   6.500%   09/15/28                                    87,551
    99,990   7.000%   08/15/28                                    97,305
   160,153   7.500%   03/15/29                                   159,178
 2,544,000   6.500%   07/01/30                                 2,412,831
   300,000   7.000%   07/01/30                                   291,564
   280,000   7.500%   07/01/30                                   277,813
   200,000   8.000%   07/01/30                                   202,062

           Sally Mae Floating Rate Note
   595,159   5.090%   04/25/06                                   592,522
    45,640   5.598%   04/25/07                                    45,416
                                                                  ------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                      43,308,719

U.S. GOVERNMENT AGENCY OBLIGATIONS SOLD SHORT -0.5%
           Government National Mortgage Association
           (mortgage-backed securities)
  (200,000)  6.500%   07/01/30                                  (189,688)
  (200,000)  7.500%   07/01/30                                  (198,438)
                                                                ---------
                                                                (388,126)
ASSET BACKED OBLIGATIONS                          12.2%
           Advantage Mortgage Loan Trust
   750,000   6.150%   03/25/13  Series 1998-2                    713,966
   400,000   7.350%   05/25/27  Series 1997-1                    395,074

           Amresco Residential Securities
   350,000   6.405%   12/25/27                                   332,477

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL                                                   MARKET VALUE
---------                                                   ------------
LONG-TERM OBLIGATIONS (CONTINUED)
ASSET BACKED OBLIGATIONS (CONTINUED)
           Autonation 99-A
$   47,355   6.540%  11/15/02  Series 1999-A                  $   47,258

           Chase Commingled Mortgage Security
   508,000   7.370%   02/19/07  Series 1997- A2                  506,791

           Chevy Chase Home Loan
   175,545   7.150%   05/15/15  Series 1996-1                    173,346

           Contimortgage Home Equity Loan
   250,000   7.280%   04/25/14  Series 1999-3                    243,706
   300,000   6.630%   12/15/20  Series 1997-5                    291,926
   300,000   7.090%   04/15/28   Series 1997-2                   295,046
   354,000   7.120%   08/15/28  Series 1997-3                    344,784

           DLJ Commercial Mortgage Corporation
   631,913   5.880%   11/12/31                                   595,999

           Fairbanks Capital Mortgage
   362,331   5.810%   05/25/28                                   362,331

           Ford Motor Credit Company
    40,000   7.875%   06/15/10                                    40,013
 1,075,000   6.500%   08/15/00                                 1,074,919
   250,000   9.215%   09/15/21                                   277,981
   180,000   7.700%   05/15/97                                   167,166

           Green Tree Financial Corporation
   106,453   5.816%   07/15/03                                   106,396
    69,212   7.850%   07/15/04                                    69,192
   375,000   6.130%   02/15/19                                   357,756
   375,000   6.900%   04/15/27                                   372,238
   375,000   6.760%   07/15/29                                   367,119


           Household Automobile Revenue Trust
   287,530   5.719%   05/17/02                                   286,715

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL                                                   MARKET VALUE
---------                                                   ------------
LONG-TERM OBLIGATIONS (CONTINUED)
ASSET BACKED OBLIGATIONS (CONTINUED)
           Nomura Asset Securities Corporation
 $ 200,000   7.120%   04/13/36 Series 1996-M                   $ 196,981

           Residential Funding Mortgage Securities
   460,151   6.162%   06/25/07                                   460,375
   500,000   6.445%   03/25/28                                   473,728

           Resolution Funding Corporation STRIP
   160,000   0.000%   04/15/30                                    24,124

           RFMSI
   400,000   7.000%   12/25/07                                   393,254

           SBM7 Series 1997
   500,000   6.820%   12/25/27                                   486,158

           Standard Credit Card Trust Series 1993-2
    65,000   8.250%   11/07/01                                    65,771
                                                                  ------
TOTAL ASSET BACKED OBLIGATIONS                                 9,522,590

CORPORATE OBLIGATIONS                             28.9%
AEROSPACE & DEFENSE                                0.2%
           Lockheed Martin
   150,000   8.500%   12/01/29                                   153,155

BANKS                                              5.4%
           Ace Capital Trust
    70,000   9.700%   04/01/30                                    73,627

           Bank One Corporation
   325,000    7.600%   05/01/07                                  318,400

           Bank of Boston
   400,000    6.351%   11/16/03                                  399,844

           Bank of Tokyo
   170,000   8.400%   04/15/10                                   171,914

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
BANKS (CONTINUED)
-----------------

             Bankers Trust Company
$ 1,000,000    8.125%   04/01/02                               $ 1,010,217

             Dresdner Bank New York
   250,000     7.250%   09/15/15                                   229,157

             Dryden Investor Trust
   538,549     7.157%   07/23/08                                   506,543

             J.P. Morgan
    80,000     6.000%   01/15/09                                    71,025
   139,995     6.902%   04/15/10                                   140,091

             JPM Capital Trust
    50,000     7.950%   02/01/27                                    44,651

             Key Bank - Washington
   400,000     7.125%   08/15/06                                   387,830

             National Bank of Detroit
   220,000     8.250%   11/01/24                                   231,522

             NCNB Corporation
   325,000    10.200%   07/15/15                                   384,761

             Security Pacific Corporation
   200,000    11.000%   03/01/01                                   204,709
                                                                   -------
                                                                 4,174,291
CHEMICAL                                           0.1%
             Dow Chemical Company
    60,000     7.375%   11/01/29                                    58,509

COMMUNICATION & MEDIA                              1.0%
             Continental Cablevision Incorporated
   200,000     8.875%   09/15/05                                   214,405
   200,000     9.000%   09/01/08                                   212,010
   325,000     9.500%   08/01/13                                   352,366

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
COMMUNICATION & MEDIA (CONTINUED)
---------------------------------

           Cox Communications Incorporated
  $ 40,000    7.875%   08/15/09                             $     39,982
                                                                --------
                                                                 818,763

COMPUTER                                           0.4%
           Electronic Data Systems
   300,000    7.450%   10/15/29                                  289,284

DISTRIBUTION                                       0.4%
           Federal Express
   300,000    9.650%   06/15/12                                  329,317

ELECTRIC                                           0.5%
           System Energy
   329,097    7.430   01/15/11                                   314,115

           Union Pacific Corporation
   100,000    6.625%   02/01/29                                   82,880
                                                                  ------
                                                                 396,995
FINANCIAL                                          8.3%
           Associates Corporation NA
   350,000    7.625%   04/27/05                                  349,561

           Auburn Hills Trust
   280,000   12.000%   05/01/20                                  409,126

           Chase Manhattan Bank
   610,000    8.500%   02/15/02                                  620,405

           CIT Group Incorporated
   375,000    5.570%   12/08/03                                  349,415

           Conseco Financial
   400,000    8.170%   12/15/25                                  405,926

           Dean Witter Discover Senior Note
   300,000    6.750%   10/15/13                                  270,122

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
FINANCIAL (CONTINUED)
---------------------
           Delta Home Equity Loan Trust
$  350,000   6.860%  10/25/28                                $   341,731

           Deutsche Telcom International Financial
   170,000   8.250%  06/15/30                                    176,001

           General Motors Acceptance Corporation
   100,000   6.869%  08/15/07                                     96,873
   800,000   0.000%  06/15/15 effective yield 6.457%             255,123
    60,000   5.950%  03/14/03                                     57,798
    40,000   7.750%  01/19/10                                     39,864

           Lehman Brothers Incorporated
   300,000    6.482% 07/08/02                                    300,048
   550,000    7.750% 01/15/05                                    545,293
   375,000  11.625%  05/15/05                                    425,761

           Merrill Lynch Company
   154,684   6.310%  11/15/26                                    147,010
   205,291   6.220%  02/15/30                                    198,821
   375,000   6.875%  11/15/18                                    333,417

           Paine Webber Incorporated
   150,000   6.730%  01/20/04                                    145,143

           Raytheon Company
    70,000   7.200%  08/15/27                                     61,219

           The Money Store Home Equity
   350,000   6.900%  07/15/38                                    341,490
    68,035   5.506%  10/15/26                                     68,013

           Zurich Capital Trust
   500,000   8.376%  06/01/37                                    465,806
                                                                 -------
                                                               6,403,966

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
---------------------------------

FOOD & BEVERAGES                                   0.7%
           J. Seagram & Sons
$   30,000   7.600%   12/15/28                              $     28,452
    80,000   6.800%   12/15/08                                    75,143
   170,000   6.400%   12/15/03                                   163,675

           Pepsi Bottling
   300,000   7.000%   03/01/29                                   269,933
                                                                 -------
                                                                 537,203
INDUSTRIAL                                         1.0%
           Caterpillar Incorporated
   774,000   9.750%   06/01/19                                   810,435

INSURANCE                                          0.2%
           GEICO Corporation
   125,000   9.150%   09/15/21                                   131,557

OIL & GAS                                          0.6%
           PSI Energy
   250,000   7.850%  10/15/07                                    247,281

           Tennessee Valley Authority
    60,000   6.750%   11/01/25                                    56,233
   140,000   7.125%   05/01/30                                   137,906
                                                                --------
                                                                 441,420
PAPER                                              0.4%
           Georgia Pacific Corporation
   200,000   9.625%   03/15/22                                   204,100
    75,000   9.875%   11/01/21                                    76,772
    50,000   9.500%   05/15/22                                    50,197
                                                                 -------
                                                                 331,069

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
---------------------------------


PIPELINE                                           0.2%
           Williams COS
 $ 200,000   7.625%   07/15/19                                  $ 192,788

POLLUTION CONTROL                                  0.4%
           USA Waste Services
   375,000   7.000%   07/15/28                                    290,538

RAILROAD                                           0.7%
           Conrail
    40,000   7.875%   05/15/43                                     37,964

           Louisville & Nashville Railroad
   600,000   3.375%   04/01/03                                    538,685
                                                                  -------
                                                                  576,649
RETAIL STORES                                      0.8%
           J.C. Penney Incorporated
   250,000   9.750%   06/15/21                                    223,277
   200,000   8.250%   08/15/22                                    155,051

           Nordstrom Incorporated
   300,000   5.625%   01/15/09                                    251,328
                                                                  -------
                                                                  629,656
TELECOMMUNICATION                                  1.4%
           Lucent Technologies Incorporated
   100,000   6.450%   03/15/29                                     88,588

           SPRINT
   300,000   7.147%   06/10/02                                    300,038
    50,000   6.900%   05/01/19                                     44,491

           TCI Communications Incorporated
   390,000   7.875%   02/15/26                                    388,460
    70,000   6.375%   05/01/03                                     68,329

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
---------------------------------

TELECOMMUNICATION (CONTINUED)

           U.S. West Communications
 $ 225,000   8.875%   06/01/31                               $   227,591
                                                                 -------
                                                               1,117,497

UTILITIES                                          0.3%
           Commonwealth Edison
   250,000   9.875%   06/15/20                                   269,606

MISCELLANEOUS                                      1.7%
           British Aerospace Financial
   750,000  7.500%    07/01/27                                   692,066

           Dillards Incorporated
   200,000   6.430%   08/01/04                                   178,977

           News America Holdings
   200,000   8.875%   04/26/23                                   205,470
   300,000   7.625%   11/30/28                                   268,532
                                                                 -------
                                                               1,345,045

INTERNATIONAL                                      4.2%
ARGENTINA- SOVEREIGN                               0.8%
           Argentina Republic
   100,000   0.000%   10/15/04 effective yield 6.25%              60,750

           Republic of Argentina
   190,000   0.000%   10/15/01                                   168,150
   160,000   0.000%   10/15/03                                   112,400

           YPF Sociedad Anomia
   300,000   7.750%   08/27/07                                   285,000
                                                                 -------
                                                                 626,300

CANADA- ELECTRIC                                   1.3%
           Hydro-Quebec
   800,000 11.750%    02/01/12                                 1,052,653

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                  MARKET VALUE
LONG-TERM OBLIGATIONS (CONTINUED)                          ------------
CORPORATE OBLIGATIONS (CONTINUED)
---------------------------------

INTERNATIONAL (CONTINUED)

CAYMAN ISLANDS                                     0.4%
FINANCE
           Wharf Capital International
$  175,000   7.625%   03/13/07                                 $ 160,123

OIL & PETROLEUM
           Petroleos Mexicanos
   140,000   9.030%   02/15/11                                   144,537
                                                                 -------
                                                                 304,660

HUNGARY- SOVEREIGN                                 0.1%
           National Bank Hungary
    75,000   8.875%   11/01/13                                    78,750

SOUTH KOREA                                        0.4%
FINANCE
           Korea Development Bank
    95,000   7.125%   09/17/01                                    94,201

ELECTRIC
           Korea Electric Power
    95,000   7.750%   04/01/13                                    87,024
    75,000   6.750%   08/01/27                                    71,023

STEEL MANUFACTURING
           Pohang Iron & Steel
    65,000   7.125%   07/15/04                                    62,536
                                                                  ------
                                                                 314,784
POLAND- SOVEREIGN                                  0.5%
           Republic of Poland
   406,000   6.000%   10/27/14                                   363,295

UNITED KINGDOM- FINANCE                            0.4%
           Midland Bank
   375,000   6.950%   03/15/11                                   347,399

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                   MARKET VALUE
---------                                                   ------------

LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
INTERNATIONAL (CONTINUED)

VENEZUELA-FINANCE                                  0.3%
           Petrozuata Financial Guarantee
$   300,000   8.220%   04/01/17                               $  231,750
                                                              ----------
                                                               3,319,591

TOTAL CORPORATE OBLIGATIONS                                   22,617,324


NUMBER OF CONTRACTS
OPTIONS-PURCHASED                                  0.0%
           Put Options  Euro Futures
        67 Exercise Price $92.70,  Expiring September 2000        21,938


PREFERRED OBLIGATIONS                              0.3%
           SB Treasury Company
   280,000   9.400%   12/29/49                                   273,629
                                                              ----------

TOTAL PREFERRED OBLIGATIONS                                      273,629
                                                              ----------

TOTAL LONG-TERM OBLIGATIONS (COST $77,130,938)                75,744,200



THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                   MARKET VALUE
---------                                                   ------------

SHORT-TERM OBLIGATIONS
U.S. GOVERNMENT AGENCY OBLIGATIONS                 9.4%    AMORTIZED COST

                                                   0.4%
           Federal Home Loan Mortgage Corporation
(A) $300,000 6.610%   11/09/00                                $  292,784

DEMAND NOTES *                                     9.0%
           American Family Demand Note
 1,623,647   6.306%   12/31/31                                 1,623,647

           Firstar Bank Demand Note
 3,108,912   6.423%   12/31/31                                 3,108,912

           General Mills Demand Note
   150,000   6.278%   12/31/31                                   150,000

           Sara Lee Demand Note
 2,079,954   6.278%   12/31/31                                 2,079,954

           Wisconsin Corporation Demand Note
   110,969   6.348%   12/31/31                                   110,969
                                                            ------------
TOTAL DEMAND NOTES                                             7,073,482

TOTAL SHORT-TERM OBLIGATIONS
(AMORTIZED COST  $7,366,266)                                   7,366,266
                                                            ------------

TOTAL INVESTMENTS
(COST BASIS $84,497,204)                                      83,110,466
                                                            ============

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

NUMBER OF CONTRACTS                                                           MARKET VALUE
-------------------                                                           -------------

OPTIONS-WRITTEN

           Put Options  5 Year Treasury Note Futures

         8 Exercise Price $98.50, Expiring August 2000                       $     (3,000)

           Put Options 10 Year Treasury Note Futures
        10 Exercise Price $100.00, Expiring September 2000                         (3,750)

           Put Options  Bond Futures
         9 Exercise Price $100.00, Expiring September 2000                         (4,078)

           Call Options  10 Year Treasury Note Futures
         4 Exercise Price $99.00, Expiring September 2000                          (2,813)

           Put Options  Bond Futures
         4 Exercise Price $92.00, Expiring September 2000                            (563)

           Put Options  Bond Futures
         4 Exercise Price $94.00, Expiring  November 2000                          (4,313)

           Call Options  Bond Futures
        28 Exercise Price $98.00, Expiring September 2000                         (30,188)

           Put Options  Bond Futures
         6 Exercise Price $94.00, Expiring  September 2000                         (2,154)
                                                                                   -------

TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $48,698)                                 (50,859)
                                                                                   -------

TOTAL INVESTMENTS NET OF
  OUTSTANDING WRITTEN OPTIONS                                       106.2%      83,059,607

CASH AND OTHER ASSETS, LESS
    LIABILITIES                                                      -6.2%     (4,871,339)
                                                                              ------------
TOTAL NET ASSETS                                                    100.0%    $ 78,188,268
                                                                              ============

* THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES WHICH QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS



(A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIES PLEDGED AS MARGIN FOR FUTURES CONTRACTS.
THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 2000:

OPEN  FUTURES  CONTRACTS:
                                                                                                    UNREALIZED
                                      NUMBER OF      PRINCIPAL                                    GAINS (LOSSES)
               TYPE                  CONTRACTS        AMOUNT       POSITION      EXPIRATION        JUNE 30, 2000
               ----                  ----------       -------      --------      ----------        -------------
5 Year U.S. Treasury Notes               15           15,000         Short       Sept. 2000          ($5,934)

U.S. Govt Bond Futures                    7            7,000         Long        Sept. 2000          (21,506)

10 Year U.S. Treasury Notes               3            3,000         Long        Sept. 2000           (8,270)

10 Year U.S.Agency                        6            6,000         Long        Sept. 2000             1,980

90 Day Euro Future                        2            2,000         Long        Sept. 2000               239
                                                                                                          ---

                                                                                                     ($33,491)
                                                                                                    =========

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                     LIMITED MATURITY FIXED INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                  JUNE 30, 2000

SHARES OR
PRINCIPAL                                              MARKET VALUE
---------                                              ------------

LONG-TERM OBLIGATIONS                            92.4%
U.S. GOVERNMENT AGENCY OBLIGATIONS               58.5%

                United States Treasury Notes
  $ 4,445,000     6.500%   05/31/01                     $ 4,447,778
    4,415,000     6.625%   06/30/01                       4,423,278
    5,040,000     6.625%   07/31/01                       5,049,450
    5,965,000     6.375%   09/30/01                       5,955,683
    6,030,000     5.875%   11/30/01                       5,979,125
    6,435,000     6.125%   12/31/01                       6,400,817
    1,500,000     6.375%   01/31/02                       1,497,188
    1,350,000     6.625%   03/31/02                       1,352,954
    1,360,000     6.250%   06/30/02                       1,355,750
    3,400,000     6.250%   08/31/02                       3,388,314
    3,565,000     5.750%   04/30/03                       3,511,525

                Federal Home Loan Bank
    1,060,000    6.000%   08/15/02                        1,041,567

                Freddie Mac
      725,000    5.500%   05/15/02                          707,657

                Federal National Mortgage Association
                (mortgage-backed securities)
      860,000    4.625%   10/15/01                          836,592
    2,040,000    6.375%   01/16/02                        2,024,992
    1,465,000    5.375%   03/15/02                        1,430,010
      860,000    5.250%   01/15/03                          827,411
                                                            -------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                 50,230,091

ASSET BACKED OBLIGATIONS                         4.2%
                First USA Credit
    1,930,000     6.420%   03/17/05                       1,906,502

                IBM Credit Corporation
      830,000     6.640%   10/29/01                         823,953

                Nissan Auto  Series 2000-Bb
      830,000     7.250%   04/15/04                         833,697
                                                            -------
TOTAL ASSET BACKED OBLIGATIONS                            3,564,152

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                               MARKET VALUE
---------                                               ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS                           29.7%
BANKS                                            2.4%
                Nations Bank

$   1,000,000     8.125%    06/15/02                     $ 1,013,519

                Wells Fargo
    1,050,000     6.500%    09/03/02                       1,035,487
                                                           ---------
                                                           2,049,006

COMPUTER & OFFICE EQUIPMENT                      1.0%
                International Business Machine Corporation
      820,000     7.250%    11/01/02                         821,068

CONSUMER- DURABLE                                3.3%
                BMW Vehicle Owner Trust
      865,000     6.410%    04/25/03                         857,894

                Tyco International Group
    1,200,000     6.125%    06/15/01                       1,185,178

                Hertz Corporation
      825,000     7.000%    05/01/02                         820,000
                                                           ---------
                                                           2,863,072

FINANCIAL                                        17.7%
                 American Express Credit Corporation
      650,000     6.125%    11/15/01                         639,625

                Capital Auto Receivable
      660,000     5.680%    08/15/04                         647,470

                CIT Group Holdings
    2,500,000     6.000%    05/08/01                       2,474,120

                Commercial Credit Company
      790,000     6.875%    05/01/02                         784,878
    1,010,000     8.250%    11/01/01                       1,021,651

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                         MARKET VALUE
---------                                                         ------------

LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
FINANCIAL (CONTINUED)

                Ford Credit Grantor Trust

    $ 540,000     7.090%    11/17/03                              $    540,370
    2,000,000     7.500%    01/15/03                                 1,998,508


                General Electric Capital Corporation
      850,000     7.000%    03/01/02                                   847,799
    1,435,000     7.000%    02/03/03                                 1,429,999

                General Motors Acceptance Corporation Grantor Trust
      750,000     5.875%    01/22/03                                   722,950

                International Lease Financial Corporation
      710,000     5.625%    02/15/06                                   689,137

                MBNA MasterCard
      930,000     5.250%    05/01/02                                   881,505

                Merrill Lynch and Company
      860,000     6.000%    02/12/03                                   832,620

                Morgan Stanley
      730,000     8.100%    06/24/02                                   740,484
    1,000,000     7.125%    01/15/03                                   993,911
                                                                    ----------
                                                                    15,245,027

RETAIL STORES                                     1.2%
                Dayton Hudson Corporation
    1,000,000     6.800%    10/01/01                                   994,679

TELECOMMUNICATION                                 1.2%
                DuPont EI Nemours
    1,000,000     6.5000%   09/01/02                                   991,301

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL                                              MARKET VALUE
---------                                              ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
TELEPHONE                                        1.2%
---------
                WorldCom Incorporated
  $ 1,020,000     7.8750%   05/15/03                   $  1,029,343

MISCELLANEOUS                                    1.7%
                Daimler Chrysler
      760,000     7.1250%   03/01/02                        759,885

                Daimler Chrysler
      750,000     7.2300%   01/06/05                        752,732
                                                            -------
                                                          1,512,617
TOTAL CORPORATE OBLIGATIONS                              25,506,113
                                                         ----------

TOTAL LONG-TERM OBLIGATIONS
(COST $ 79,656,477)                                      79,300,356
                                                         ----------

SHORT-TERM OBLIGATIONS
COMMERCIAL PAPER                                 6.0%
                American Express
    3,000,000     6.9790%   07/03/00                      2,998,853

                Ford Motor Credit Company
    2,122,000     6.5400%   07/03/00                      2,121,293
                                                          ---------
TOTAL SHORT-TERM OBLIGATIONS
(AMORTIZED COST $5,120,146)                               5,120,146

TOTAL INVESTMENTS
(COST BASIS $84,776,623)                        98.4%    84,420,502

CASH AND OTHER ASSETS, LESS
    LIABILITIES                                  1.6%     1,392,677
                                                          ---------

TOTAL NET ASSETS                               100.0%  $ 85,813,179
                                                      ==============


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                         DIVERSIFIED EQUITY PORTFOLIO
                           PORTFOLIO OF INVESTMENTS
                                JUNE 30, 2000


SHARES OR
PRINCIPAL
EQUITIES                                       91.3%    MARKET VALUE
--------                                                ------------
AEROSPACE & AIR TRANSPORTATION                  1.2%
       7,100   AMR Corporation                          $    187,706
      11,000   Boeing                                        459,938
       4,600   Delta Airlines                                232,588
       1,600   FedEx Corporation                              60,800
      10,900   United Technologies Corporation               641,738
                                                             -------
                                                           1,582,770

APPLIANCE                                       0.3%
       9,300   Snap On Tools Incorporated                    247,613
       3,700   Whirlpool Corporation                         172,513
                                                             -------
                                                             420,126

AUTOMOTIVE                                      1.3%
       3,100   Cummins Engine                                 84,475
      18,300   Ford Motor Company                            786,900
      11,278   General Motors Corporation                    654,829
         600   Harley Davidson                                23,100
       3,600   TRW Incorporated                              156,150
       2,396   Visteon Corporation*                           29,052
                                                              ------
                                                           1,734,506

BANKS                                           3.8%
      13,192   Bank of America Corporation                   567,256
       4,400   Bank of New York Corporation                  204,600
      14,550   Chase Manhattan                               670,209
      23,750   Citigroup Incorporated                      1,430,938
      11,911   Fleet Boston Financial Group, Corporation     404,974
       3,700   J.P. Morgan & Company Incorporated            407,463
       4,600   Pinnacle West                                 155,825
       6,700   PNC Financial Corporation                     314,063
       1,400   State Street Corporation                      148,488
       7,300   Sun Trust Banks Incorporated                  333,519
      13,100   Washington Mutual Incorporated                378,263
                                                             -------
                                                           5,015,598


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                                    ------------
BUILDING & HOUSING                              0.6%
       6,100   Applied Materials Incorporated*          $    552,813
      10,200   Centex Corporation                            239,700
       1,800   Kaufman & Broad Home Corporation               35,663
                                                              ------
                                                             828,176

BUSINESS MECHANICS & SOFTWARE                   7.8%
      11,700   America Online Incorporated                   617,175
       1,800   Apple Computers Incorporated                   94,275
      38,800   Borders Group*                                603,825
     126,600   Compaq Computers Corporation                3,236,213
      13,200   International Business Machines Corporation 1,446,225
      18,700   Oracle Systems*                             1,571,969
      13,400   Sun Microsystems*                           1,218,563
      33,600   Synopsys Incorporated*                      1,161,300
       2,800   YAHOO! Incorporated*                          346,850
                                                             -------
                                                          10,296,395

BUSINESS SERVICE                                3.6%
       7,200   Eastman Kodak                                 428,400
      38,100   First Data                                  1,890,713
      49,500   Manpower Incorporated                       1,584,000
      70,000   Owens-Illinois, Incorporated*                 818,125
                                                             -------
                                                           4,721,238

CHEMICALS                                       0.7%
      15,000   Dow Chemical Company                          452,813
       5,200   Eastman Chemical Company                      248,300
       3,800   Sigma-Aldrich Corporation                     111,150
      13,300   W.R. Grace & Company                          161,263
                                                             -------
                                                             973,526

COMMUNICATION                                   1.4%
      27,400   Infinity Broadcasting*                        998,388
       4,000   Omnicom Group                                 356,250
       6,700   Time Warner Incorporated                      509,200
                                                             -------
                                                           1,863,838


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                                    ------------
COMPUTER & OFFICE EQUIPMENT                     8.6%
     111,100   3 COM Corporation                         $ 6,402,138
       2,000   Analog Devices                                152,000
       6,800   Dell Computer Corporation*                    335,325
      11,800   EMC Corporation                               907,863
      28,000   Microsoft Corporation                       2,240,000
     135,000   Novell*                                     1,248,750
         600   Veritas Software Corporation                   67,809
                                                              ------
                                                          11,353,885

CONGLOMERATE                                    0.3%
       9,500   Tyco International Ltd.                       450,063

CONSTRUCTION                                    0.5%
      34,000   Masco Corporation                             614,125

CONSUMER NON-DURABLES                           0.3%
      11,700   Tupperware Corporation                        257,400
       4,700   Unilever ADR                                  202,100
                                                             -------
                                                             459,500

CONTAINER
       6,500   Ball Corporation                 0.2%         209,219

COSMETIC & SOAP                                 0.4%
       5,600   Colgate Palmolive Company                     335,300
       2,900   Procter & Gamble                              166,025
                                                             -------
                                                             501,325

ELECTRICAL EQUIPMENT                            2.1%
      48,000   General Electric Company                    2,544,000
       3,200   Teradyne Incorporated*                        235,200
                                                            --------
                                                           2,779,200

ELECTRONICS                                     4.2%
       2,860   Agilent Technologies Incorporated             210,925
       1,100   Broadcom Corporation*                         240,831
       7,500   Hewlett-Packard Company                       936,563
      14,800   Intel Corporation                           1,978,575


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                                    ------------
ELECTRONICS (CONTINUED)
       4,100   Kla-Tencor Corporation*                  $   240,106
           6   Motorola Incorporated                            174
       2,300   National Semiconductor*                      130,525
      18,600   Nortel Networks Corporation                1,269,450
       8,200   Texas Instruments                            563,238
                                                            -------
                                                          5,570,387

ENTERTAINMENT & LEISURE                         1.2%
       9,700   Brunswick Corporation                        160,656
      43,000   Fox Entertainment Group Incorporated*      1,306,125
       1,410   Viacom Incorporated*                          96,144
                                                             ------
                                                          1,562,925

FINANCIAL COMPANY & SERVICES                    2.4%
       7,500   American Express Company                     390,938
      18,900   Fannie Mae                                   986,344
      10,700   Household International                      444,718
       3,100   Lehman Brothers Holdings                     293,144
       4,600   MBNA Corporation                             124,775
      10,400   Morgan Stanley Group Incorporated            869,130
                                                            -------
                                                          3,109,049

FOOD & BEVERAGES                                3.2%
       2,900   Anheuser-Busch Companies, Incorporated       216,594
       3,400   Archer-Daniels-Midland Company                33,363
       4,900   Bestfoods                                    339,325
       2,400   Coca-Cola Company                            137,850
      59,900   Diageo PLC ADR                             2,130,194
       1,800   General Mills                                 68,850
         611   Kellogg Company                               18,177
      13,000   PepsiCo Incorporated                         577,688
       9,000   Safeway Incorporated*                        406,125
       3,900   Seagrams LTD                                 226,200
                                                            -------
                                                          4,154,366


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                                    ------------
HEALTH CARE                                    11.6%
      62,000   Abbott Labs Company                      $  2,762,875
      17,900   American Home Products Corporation          1,051,625
       3,200   Bausch & Lomb Incorporated                    247,600
      25,000   Baxter International Incorporated           1,757,813
      94,300   Global Telesystems Incorporated*            1,137,494
       5,100   Guidant Corporation                           252,450
      10,600   Johnson & Johnson Company                   1,079,875
         500   Lilly Eli & Company                            49,938
      36,900   Mallincrokdt Incorporated                   1,602,844
      59,400   Mylan Laboratories                          1,084,050
      13,200   Merck & Company                             1,011,450
      25,275   Pfizer Incorporated                         1,213,200
       4,700   Pharmacia Corporation                         242,931
      30,400   Watson Pharmaceuticals Incorporated*        1,634,000
       3,000   Wellpoint Health Networks                     217,313
                                                             -------
                                                          15,345,458

HEALTH CARE SERVICES                            0.3%
       4,500   United Healthcare Corporation                 385,875

INSURANCE                                       5.3%
       3,700   Aflac Corporation                             169,969
      62,500   Allstate Corporation                        1,390,625
       8,796   American International Group                1,033,530
         400   Lincoln National Corporation                   14,450
      30,700   MBIA Corporation                            1,479,356
     130,300   MetLife Incorporated                        2,744,444
       3,600   MGIC Investment                               163,800
                                                             -------
                                                           6,996,174

METAL & MINERAL                                 0.8%
      23,500   Minerals Technologies, Incorporated         1,081,000

PAPER & FOREST PRODUCTS                         0.2%
       7,300   Boise Cascade                                 188,888
       1,300   Weyerhaeuser Company                           55,900
                                                              ------
                                                             244,788


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS


SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                    MARKET VALUE
--------------------                                    ------------
PETROLEUM                                       3.7%
         600   Apache Corporation                       $     35,288
      14,776   Exxon  Mobil Corporation                    1,159,916
       2,300   Kerr-McGee Company                            135,556
      13,100   Royal Dutch Petroleum ADR                     806,469
      14,000   Schlumberger                                1,044,750
       3,200   Texaco                                        170,400
      22,800   Transocean Offshore, Incorporated           1,218,375
      12,900   Union Pacific Resource Group                  283,800
                                                             -------
                                                           4,854,554

RAILROADS                                       1.8%
      85,100   Conoco Incorporated                         2,090,269
       6,600   Union Pacific Corporation                     245,438
                                                             -------
                                                           2,335,707

RETAIL STORES                                   4.6%
      73,500   Abercrombie & Fitch                           895,781
       4,800   Best Buy Incorporated*                        303,600
       5,700   Circuit City Stores Incorporated              189,169
       8,700   Great Atlantic & Pacific                      144,638
       2,900   Federated Department Stores*                   97,875
      10,800   Home Depot                                    539,325
       4,200   Lowes Companies                               172,463
     112,500   Office Depot*                                 703,125
       8,700   Sears Roebuck & Company                       283,838
       2,300   Target Corporation                            133,400
      72,200   The Limited Incorporated                    1,561,325
      16,900   Toys "R" Us*                                  246,106
      14,500   Wal-Mart Stores Incorporated                  835,563
                                                             -------
                                                           6,106,208

SERVICES                                        0.2%
      13,700   Timken Company                                255,163


           THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE
                      AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                      MARKET VALUE
--------------------                                                      ------------
TECHNOLOGY                                                        5.0%
       2,200   Adobe Systems Incorporated                                 $    286,000
      15,500   Amgen*                                                        1,088,875
      43,100   Cisco Systems Incorporated*                                   2,739,544
      10,700   Electronic Data Systems Corporation                             441,375
      74,000   J.D. Edwards                                                  1,114,625
       2,000   LSI Logic Corporation                                           108,250
       6,500   Micron Technology Incorporated                                  572,406
       3,400   Network Appliance Incorporated*                                 273,700
                                                                               -------
                                                                             6,624,775

TELECOMMUNICATION                                                 0.7%
       1,800   ADC Telecommunication Incorporated                              150,975
       6,248   Lucent Technologies                                             370,194
       3,800   Nextel Communications Incorporated*                             232,513
       3,800   Qualcom Incorporated                                            228,000
                                                                               -------
                                                                               981,682

TELECOMMUNICATION EQUIPMENT                                       1.2%
       3,800   Northrop Grumman Corporation                                    251,750
      70,500   Raytheon Company                                              1,357,125
                                                                             ---------
                                                                             1,608,875
TEXTILE & APPAREL                                                 0.1%
       4,400   Spring Industries                                               140,800

TRAVEL & RECREATION                                               1.5%
      70,500   Galileo International Incorporated                            1,471,688
         500   Harrahs Entertainment Incorporated                               10,469
      11,700   Walt Disney Company                                             454,106
                                                                               -------
                                                                             1,936,263

UTILITIES-ELECTRIC & ENERGY                                       0.7%
       3,100   Ameren Corporation                                              104,625
       4,700   DTE Energy Company                                              143,644
       4,000   Public Service Enterprises                                      138,500
      11,400   Reliant Energy Incorporated                                     337,013
      12,500   Sempra Energy                                                   212,500
                                                                               -------
                                                                               936,282

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                      MARKET VALUE
--------------------                                                      ------------
UTILITIES-TELEPHONE                                               6.9%
      89,300   American Telephone and Telegraph                           $  2,824,113
      43,200   Bell Atlantic Corporation                                     2,195,100
       5,600   GTE Corporation                                                 348,600
       5,900   NCR Corporation*                                                229,731
      55,415   SBC Communication, Incorporated                               2,396,699
       4,300   Sprint Corporation                                              219,300
       4,800   Sprint PCS Group                                                285,600
       4,900   US West Incorporated                                            420,175
                                                                               -------
                                                                             8,919,318

MISCELLANEOUS                                                     2.6%
       4,000   Corning Corporation                                           1,079,500
      39,200   Elan Corporation ADR                                          1,898,750
       3,400   FMC Corporation                                                 197,200
       7,700   National Service Industries                                     150,131
                                                                               -------
                                                                             3,325,581

TOTAL EQUITIES (COST $ 104,205,486)                                        120,278,720


SHORT-TERM OBLIGATIONS                                            5.6%  AMORTIZED COST
DEMAND NOTES**                                                    5.6%  --------------
----------------------
               American Family Demand Note
$  1,600,000    6.306%   12/31/31                                       $    1,600,000

               Firstar Bank Demand Note
   3,121,893     6.423%   12/31/31                                           3,121,893

               General Mills Demand Note
     431,915     6.279%   12/31/31                                             431,915

               Sara Lee Demand Note
   2,263,327     6.274%   12/31/31                                           2,263,327
                                                                             ---------

TOTAL SHORT TERM OBLIGATIONS
(AMORTIZED COST $ 7,417,135)                                                 7,417,135
                                                                             ---------

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


TOTAL INVESTMENTS
(COST BASIS $111,622,621)                                         96.9%    127,695,855

CASH AND OTHER ASSETS, LESS
  LIABILITIES                                                      3.1%      4,090,031
                                                                             ---------

TOTAL NET ASSETS                                                 100.0%   $131,785,886
                                                                          ============









*  NON-INCOME PRODUCING STOCKS.





** THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES WHICH QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.



THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                               BALANCED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                 JUNE 30, 2000

SHARES OR
PRINCIPAL
EQUITIES                                                          64.8%   MARKET VALUE
--------------------                                                      ------------
AEROSPACE & AIR TRANSPORTATION                                     0.5%
        1,100   AMR Corporation                                           $     29,081
        1,600   Boeing                                                          66,900
          700   Delta Airlines                                                  35,394
          200   FedEx Corporation                                                7,600
        1,600   United Technologies Corporation                                 94,200
                                                                                ------
                                                                               233,175

APPLIANCE                                                          0.1%
        1,400   Snap On Tools Incorporated                                      37,275
          500   Whirlpool Corporation                                           23,313
                                                                                ------
                                                                                60,588
AUTOMOTIVE                                                         0.5%
          500   Cummins Engine                                                  13,625
        2,700   Ford Motor Company                                             116,100
        1,625   General Motors Corporation                                      94,352
          100   Harley Davidson                                                  3,850
          500   TRW Incorporated                                                21,688
          354   Visteon Corporation*                                             4,286
                                                                                ------
                                                                               253,901
BANKS                                                              1.5%
        1,900   Bank of America Corporation                                     81,700
          700   Bank of New York Corporation                                    32,550
        2,150   Chase Manhattan                                                 99,034
        3,500   Citigroup Incorporated                                         210,875
        1,700   Fleet Boston Financial Group, Incorporated                      57,800
          600   J.P. Morgan & Company Incorporated                              66,075
          700   Pinnacle West                                                   23,713
        1,000   PNC Financial Corporation                                       46,875
          200   State Street Corporation                                        21,213
        1,100   Sun Trust Banks Incorporated                                    50,256
        1,900   Washington Mutual Incorporated                                  54,863
                                                                                ------
                                                                               744,954

BUILDING & HOUSING                                                 0.3%
          900   Applied Materials Incorporated*                                 81,563
        1,500   Centex Corporation                                              35,250
          300   Kaufman & Broad Home Corporation                                 5,944
                                                                                ------
                                                                               122,757

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                      MARKET VALUE
--------------------                                                      ------------
BUSINESS MECHANICS & SOFTWARE                                      5.6%
        1,700  America Online Incorporated                                $     89,675
          300  Apple Computers Incorporated                                     15,713
       15,400  Borders Group                                                   239,663
       50,100  Compaq Computers Corporation                                  1,280,681
        1,900  International Business Machines Corporation                     208,169
        2,800  Oracle Systems                                                  235,375
        2,000  Sun Microsystems                                                181,875
       13,000  Synopsys Incorporated*                                          449,313
          400  YAHOO! Incorporated*                                             49,550
                                                                                ------
                                                                             2,750,014

BUSINESS SERVICE                                                   3.5%
        1,100  Eastman Kodak                                                    65,450
       13,000  First Data                                                      645,125
       21,900  Manpower Incorporated                                           700,800
       26,900  Owens-Illinois, Incorporated*                                   314,394
                                                                               -------
                                                                             1,725,769

CHEMICALS                                                          0.3%
        2,200  Dow Chemical Company                                             66,413
          800  Eastman Chemical Company                                         38,200
          600  Sigma-Aldrich Corporation                                        17,550
        2,000  W.R. Grace & Company                                             24,250
                                                                                ------
                                                                               146,413
COMMUNICATION                                                      1.1%
          100  Comcast Corporation                                               4,050
       10,900  Infinity Broadcasting*                                          397,169
          600  Omnicom Group                                                    53,438
        1,000  Time Warner Incorporated                                         76,000
                                                                                ------
                                                                               530,657
COMPUTER & OFFICE EQUIPMENT                                       7.4%
       45,200  3 COM Corporation                                             2,604,628
          300  Analog Devices                                                   22,800
        1,000  Dell Computer Corporation*                                       49,313
        1,700  EMC Corporation Massachusetts                                   130,794
        4,100  Microsoft Corporation                                           328,000

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                      MARKET VALUE
--------------------                                                      ------------
COMPUTER & OFFICE EQUIPMENT (CONTINUED)
       53,100  Novell                                                     $    491,175
          100  Veritas Software Corporation                                     11,301
                                                                                ------
                                                                             3,638,011

CONGLOMERATE                                                      0.1%
        1,400  Tyco International Ltd.                                          66,325

CONSTRUCTION                                                      0.5%
       14,000  Masco Corporation                                               252,875

CONSUMER NON-DURABLES                                             0.1%
        1,700  Tupperware Corporation                                           37,400
          700  Unilever ADR                                                     30,100
                                                                                ------
                                                                                67,500

CONTAINER                                                         0.1%
       1,000   Ball Corporation                                                 32,188

COSMETIC & SOAP                                                   0.1%
         800   Colgate Palmolive Company                                        47,900
         400   Procter & Gamble                                                 22,900
                                                                                ------
                                                                                70,800

ELECTRICAL EQUIPMENT                                              0.8%
       7,100   General Electric Company                                        376,300
         500   Teradyne Incorporated                                            36,750
                                                                               -------
                                                                               413,050

ELECTRONICS                                                       1.7%
         457   Agilent Technologies Incorporated                                33,704
         200   Broadcom Corporation*                                            43,788
       1,100   Hewlett-Packard Company                                         137,363
       2,200   Intel Corporation                                               294,113
         600   Kla-Tencor Corporation*                                          35,138

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL
EQUITIES (CONTINUED)                                                      MARKET VALUE
--------------------                                                      ------------
ELECTRONICS (CONTINUED)
           1   Motorola Incorporated                                      $         29
         300   National Semiconductor*                                          17,025
       2,800   Nortel Networks Corporation                                     191,100
       1,200   Texas Instruments                                                82,425
                                                                                ------
                                                                               834,685

ENTERTAINMENT & LEISURE                                           1.1%
       1,400   Brunswick Corporation                                            23,188
      16,600   Fox Entertainment Group Incorporated                            504,225
         242   Viacom Incorporated                                              16,501
                                                                                ------
                                                                               543,914

FINANCIAL COMPANY & SERVICES                                      0.8%
       1,100   American Express Company                                         57,338
       1,000   Fannie Mae                                                       52,188
       1,600   Household International                                          66,500
         500   Lehman Brothers Holdings                                         47,281
         700   MBNA Corporation                                                 18,988
       1,500   Morgan Stanley Group Incorporated                               124,875
                                                                               -------
                                                                               367,170

FOOD & BEVERAGES                                                  2.4%
         400   Anheuser-Busch Companies, Incorporated                           29,875
         500   Archer-Daniels-Midland Company                                    4,906
         700   Bestfoods                                                        48,475
         300   Coca-Cola Company                                                17,231
      24,200   Diageo PLC ADR                                                  860,613
         300   General Mills                                                    11,475
         100   Kellogg Company                                                   2,975
       1,900   PepsiCo Incorporated                                             84,431
       1,300   Safeway Incorporated*                                            58,663
         600   Seagrams LTD                                                     34,800
                                                                                ------
                                                                             1,153,444

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
EQUITIES (CONTINUED)
HEALTH CARE                               9.8%
    24,500    Abbott Labs Company                                $  1,091,781
     5,200    American Home Products Corporation                      305,500
       500    Bausch & Lomb Incorporated                               38,688
     9,800    Baxter International Incorporated                       689,063
    37,400    Global Telesystems Incorporated*                        451,138
       800    Guidant Corporation                                      39,600
     1,600    Johnson & Johnson Company                               163,000
       100    Lilly Eli & Company                                       9,988
    13,100    Mallincrokdt Incorporated                               569,031
    23,500    Mylan Laboratories                                      428,875
     1,900    Merck & Company                                         145,588
     3,700    Pfizer Incorporated                                     177,600
       700    Pharmacia Corporation                                    36,181
    11,600    Watson Pharmaceuticals Incorporated                     623,500
       400    Wellpoint Health Networks                                28,975
                                                                 ------------
                                                                    4,798,508

HEALTH CARE SERVICES                      0.1%
       700    United Healthcare Corporation                            60,025

INSURANCE                                 5.0%
       500    Aflac Corporation                                        22,969
    25,000    Allstate Corporation                                    556,250
     1,275    American International Group                            149,813
       100    Lincoln National Corporation                              3,613
    12,200    MBIA Corporation                                        587,888
    51,900    MetLife Incorporated                                  1,093,144
       500    MGIC Investment                                          22,750
                                                                 ------------
                                                                    2,436,427

METAL & MINERAL                           0.8%
     8,000    Minerals Technologies, Incorporated                     368,000

PAPER & FOREST PRODUCTS                   0.1%
     1,100    Boise Cascade                                            28,463
       200    Weyerhaeuser Company                                      8,600
                                                                 ------------
                                                                       37,063

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
EQUITIES (CONTINUED)

PETROLEUM                                 2.5%

       100    Apache Corporation                                 $      5,881
     2,224    Exxon  Mobil Corporation                                174,584
       300    Kerr-McGee Company                                       17,681
     1,900    Royal Dutch Petroleum ADR                               116,969
     4,800    Schlumberger                                            358,200
       500    Texaco                                                   26,625
     9,097    Transocean Offshore, Incorporated                       486,121
     1,900    Union Pacific Resource Group                             41,800
                                                                 ------------
                                                                    1,227,861

RAILROADS                                 1.7%
    33,000    Conoco Incorporated                                     810,563
     1,000    Union Pacific Corporation                                37,188
                                                                 ------------
                                                                      847,751

RETAIL STORES                             3.2%
    28,500    Abercrombie & Fitch                                     347,344
       700    Best Buy Incorporated*                                   44,275
       800    Circuit City Stores Incorporated                         26,550
     1,300    Great Atlantic & Pacific                                 21,613
       400    Federated Department Stores*                             13,500
     1,600    Home Depot                                               79,900
       600    Lowes Companies                                          24,638
    45,500    Office Depot                                            284,375
       700    Radioshack Corporation                                   33,163
     1,300    Sears Roebuck & Company                                  42,413
       300    Target Corporation                                       17,400
    21,200    The Limited Incorporated                                458,450
     2,500    Toys "R" Us*                                             36,406
     2,100    Wal-Mart Stores Incorporated                            121,013
                                                                 ------------
                                                                    1,551,040

SERVICES                                  0.1%
     2,000    Timken Company                                           37,250

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
EQUITIES (CONTINUED)

TECHNOLOGY                                2.6%
       300    Adobe Systems Incorporated                         $     39,000
     2,300    Amgen*                                                  161,575
     6,400    Cisco Systems Incorporated*                             406,800
     1,600    Electronic Data Systems Corporation                      66,000
    29,400    J.D. Edwards                                            442,838
       300    LSI Logic Corporation                                    16,238
     1,000    Micron Technology Incorporated                           88,063
       500    Network Appliance Incorporated*                          40,250
                                                                 ------------
                                                                    1,260,764

TELECOMMUNICATION                         0.3%
       300    ADC Telecommunication Incorporated                       25,163
       900    Lucent Technologies                                      53,325
       600    Nextel Communications Incorporated*                      36,713
       600    Qualcom Incorporated                                     36,000
                                                                 ------------
                                                                      151,201

TELECOMMUNICATION EQUIPMENT               1.2%
       600    Northrop Grumman Corporation                             39,750
    28,100    Raytheon Company                                        540,925
                                                                 ------------
                                                                      580,675

TEXTILE & APPAREL                         0.0%
       700    Spring Industries                                        22,400

TRAVEL & RECREATION                       1.3%
    27,300    Galileo International Incorporated                      569,888
       100    Harrahs Entertainment Incorporated                        2,094
     1,800    Walt Disney Company                                      69,863
                                                                 ------------
                                                                      641,845

UTILITIES-ELECTRIC & ENERGY               0.3%
       400    Ameren Corporation                                       13,500
       700    DTE Energy Company                                       21,394
       600    Public Service Enterprises                               20,775
     1,600    Reliant Energy Incorporated                              47,300
     1,800    Sempra Energy                                            30,600
                                                                 ------------
                                                                      133,569

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
EQUITIES (CONTINUED)

UTILITIES-TELEPHONE                       5.2%
    26,800    American Telephone and Telegraph                   $    847,550
    14,800    Bell Atlantic Corporation                               752,025
       800    GTE Corporation                                          49,800
       900    NCR Corporation*                                         35,044
    17,195    SBC Communication, Incorporated                         743,684
       600    Sprint Corporation                                       30,600
       700    Sprint PCS Group                                         41,650
       700    US West Incorporated                                     60,025
                                                                 ------------
                                                                    2,560,378

MISCELLANEOUS                             2.1%
       600    Corning Corporation                                     161,925
    15,600    Elan Corporation ADR                                    755,625
       500    FMC Corporation                                          29,000
     1,100    National Service Industries                              21,450
                                                                 ------------
                                                                      968,000

TOTAL EQUITIES
(COST $27,259,776)                                                 31,690,947

* NON-INCOME PRODUCING STOCKS.


NUMBER OF CONTRACTS
OPTIONS-PURCHASED                         0.0%
              Put Options OTC CMBS 8.5 Year Index
         8    Exercise Price $798.33, Expiring September 2000           8,125

              Put Options 5 Year Treasury Note Futures
         5    Exercise Price $98.50, Expiring August 2000               4,820
                                                                 ------------
                                                                       12,945

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
LONG-TERM OBLIGATIONS                    29.2%
U.S. GOVERNMENT AGENCY OBLIGATIONS       18.7%

              United States Treasury Bonds
$   10,000     0.000%   05/15/17 stripped principal              $      3,524
   975,000     8.000%   11/15/21                                    1,177,008

              United States Treasury Inflation Index Bonds
 1,365,426     3.625%   04/15/28                                    1,302,703
   270,222     3.875%   04/15/29                                      269,546

              United States Treasury Notes
   150,000     7.500%   02/15/05                                      157,359
    70,000     4.750%   11/15/08                                       63,591
    10,000     6.500%   02/15/10                                       10,344
    10,000     6.250%   05/15/30                                       10,500

              Federal Home Loan Mortgage Corporation
    30,000     5.700%   04/15/08                                       27,549
   297,671     7.000%   08/01/29                                      287,757
    97,448     7.000%   08/01/29                                       94,202
   579,270     6.500%   06/01/29                                      547,140

              Federal National Mortgage Association
              (mortgage-backed securities)
    60,000     7.125%   02/15/05                                       60,266
   121,740     9.000%   08/01/07                                      125,366
    10,000     5.750%   02/15/08                                        9,206
    20,000     6.000%   05/15/08                                       18,643

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
LONG-TERM OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
              Federal National Mortgage Association
              (mortgage-backed securities)
$  110,000     7.250%   01/15/10                                 $    111,087
   377,037     6.000%   03/01/29                                      345,300
       944     6.000%   07/01/29                                          866
   298,017     7.500%   09/01/29                                      294,041
   586,351     7.500%   10/01/29                                      578,530
   170,000     6.500%   06/01/30                                      160,225
   200,000     7.500%   07/01/30                                      197,062

              Government National Mortgage Association
              (mortgage-backed securities)
   460,000     6.000%   07/01/15                                      437,143
    50,522    10.000%   12/15/20                                       53,270
   300,000     7.000%   08/15/28                                      291,943
   642,767     6.500%   09/15/28                                      610,336
   200,000     6.000%   07/01/30                                      189,688
   630,000     6.500%   07/01/30                                      597,517
   800,000     7.000%   07/01/30                                      777,504

              Student Loan Marketing Association
   308,400     5.090%   04/25/06                                      307,034
    19,560     5.598%   04/25/07                                       19,464
                                                                 ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                            9,135,714

ASSET BACKED OBLIGATIONS                  2.8%
              Autonation 99-A
    15,784     6.540%   11/15/02                                       15,753

              Chase Commingled Mortgage Security
   287,000     7.370%   02/19/07                                      286,317

              Chevy Chase Home Loan
    70,218     7.150%   05/15/15 Series 1996-1                         69,338

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                          PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                        MARKET VALUE
---------                                                        ------------
LONG-TERM OBLIGATIONS (CONTINUED)
ASSET BACKED OBLIGATIONS (CONTINUED)
              Contimortgage Home Equity Loan
$  122,756     6.420%   04/25/14                                 $    121,999

              DLJ Commercial Mortgage Corporation
   270,820     5.880%   11/12/31                                      255,428

              Fairbanks Capital Mortgage
   144,933     5.810%   05/25/28                                      144,933

              Ford Motor Company
   180,000     7.700%   05/15/97                                      167,166

              Green Tree Financial Corporation
    35,484     5.816%   07/15/03                                       35,465
    25,561     7.850%   07/15/04                                       25,554

              Nomura Asset Securities Corporation
    70,000     7.120%   04/13/36 Series 1996-M                         68,943

              Residential Funding Mortgage
   153,383     6.162%  06/25/07                                       153,458

              Resolution Funding Corporate Strip
    80,000     0.000%   04/15/30 effective yield 6.274%                12,062
                                                                 ------------
TOTAL ASSET BACKED OBLIGATIONS                                      1,356,416

CORPORATE OBLIGATIONS                     7.4%
AEROSPACE & DEFENSE                       0.2%
              Lockheed & Martin
    80,000     8.500%   12/01/29                                       81,683

BANKS                                     1.2%
              Bank Boston
   200,000     6.351%  11/16/03                                       199,922

THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS
                                  SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                          MARKET VALUE
---------                                                          ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
BANKS  (CONTINUED)

               Bank of Tokyo
$     60,000    8.400%  04/15/10                                   $     60,675

               Dryden Investor Trust
     269,274    7.157%  07/23/08                                        253,271

               J.P. Morgan
      59,998    6.903%  04/15/10                                         60,039
                                                                         ------
                                                                        573,907

CHEMICALS                                                  0.0%
               Dow Chemical Company
      20,000    7.375%  11/01/29                                         19,503

COMMUNICATION & MEDIA                                      0.3%
               Continental Cablevision Incorporated
     100,000    9.000%  09/01/08                                        107,202

               Cox Communications Incorporated
      20,000    7.875%  08/15/09                                         19,991
                                                                         ------
                                                                        127,193

COMPUTER                                                   0.2%
               Electronic Data Systems
     100,000    7.450%  10/15/29                                         96,428
ELECTRIC                                                   0.2%
               System Energy
     119,298    7.430%  01/15/11                                        113,867

FINANCIAL                                                  1.9%
               Conseco Financial
      93,000    8.750%  02/09/04                                         65,100
     100,000    8.410%  12/15/25                                        100,000

               Deutsche Telcom International Financial
      60,000    8.250%  06/15/30                                         62,118

     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                          MARKET VALUE
---------                                                          ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)
FINANCIAL (CONTINUED)

               General Electric Capital Corporation
$    260,000    8.200%  10/30/03                                   $    268,325

               General Motors Acceptance Corporation
     250,000    0.000%  06/15/15 effective yield 6.452%                  79,726

               JPM Capital Trust
      20,000    7.950%  02/01/27                                         17,860

               Lehman Brothers Incorporated
     100,000    6.482%  07/08/02                                        100,016

               The Money Store Home Equity
      47,625    5.506%  10/15/26                                         47,609

               Raytheon Company
      40,000    7.200%  08/01/27                                         34,982

               Zurich Capital Trust
     150,000    8.376%  06/01/37                                        139,742
                                                                        -------
                                                                        915,478

FOOD & BEVERAGES                                           0.5%
               J. Seagram & Sons
      80,000    6.400%  12/15/03                                         77,024
      30,000    7.500%  12/15/18                                         28,387
      10,000    7.600%  12/15/28                                          9,484

               Pepsi Bottling Company
     150,000    7.000%  03/01/29                                        134,966
                                                                        -------
                                                                        249,861

OIL & GAS                                                  0.1%
               Tennessee Valley Authority
      40,000    7.125%  05/01/30                                         39,402

     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                          MARKET VALUE
---------                                                          ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)

POLLUTION CONTROL                                          0.2%
               USA Waste Services
$    150,000    7.000%  07/15/28                                   $    116,215

RAILROAD                                                   0.0%
               Conrail
      20,000    7.875%  05/15/43                                         18,982

TELECOMMUNICATION                                          0.8%
               Lucent Technologies Incorporated
     100,000    6.450%  03/15/29                                         88,588

               Sprint
     100,000    7.148%  06/10/02                                        100,013
      50,000    6.900%  05/01/19                                         44,491

               TCI Communications Incorporated
     150,000    6.375%  05/01/03                                        146,419
                                                                        -------
                                                                        379,511
MISCELLANEOUS                                              0.5%
               News America Holdings
     100,000    8.875%  04/26/23                                        102,735
     100,000    7.625%  11/30/28                                         89,511

               CSX Corporation
      50,000    7.950%  05/01/27                                         47,633
                                                                         ------
                                                                        239,879

     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                          MARKET VALUE
---------                                                          ------------
LONG-TERM OBLIGATIONS (CONTINUED)
CORPORATE OBLIGATIONS (CONTINUED)

INTERNATIONAL                                              1.3%
ARGENTINA- SOVEREIGN                                       0.6%
               Republic of Argentina
$     70,000    0.000%  10/15/01                                   $     61,950
      60,000    0.000%  10/15/03                                         42,150
      50,000    0.000%  10/15/04                                         30,375

               YPF Sociedad Anonima
     200,000    7.750%  08/27/07                                        190,000
                                                                        -------
                                                                        324,475

CAYMAN ISLANDS- OIL & PETROLEUM                            0.2%
               Petroleos Mexicanos
      70,000    9.030%  02/15/11                                         72,268

POLAND- SOVEREIGN                                          0.3%
               Republic of Poland
     152,000    6.000%  10/27/14                                        136,012

VENEZUELA-FINANCE                                          0.2%
               Petrozuata Financial Guarantee
     130,000    8.220%  04/01/17                                        100,425
                                                                        -------
                                                                        633,180

TOTAL CORPORATE OBLIGATIONS                                           3,605,089

PREFERRED OBLIGATIONS                                      0.4%
               SB Treasury Company
     190,000    9.400%  12/29/49                                        185,677
                                                                        -------

TOTAL PREFERRED OBLIGATIONS                                             185,677
                                                                        -------


TOTAL LONG-TERM OBLIGATIONS
(COST $16,180,481)                                                   14,282,896
                                                                     ----------

     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR                                                         MARKET VALUE
PRINCIPAL                                                        AMORTIZED COST
---------                                                        --------------
SHORT-TERM OBLIGATIONS                                     9.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS                         0.6%
               Federal Home Loan Mortgage Corporation
(A)  $300,000   6.610%  11/09/00                                   $    292,784
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS

DEMAND NOTES**                                             9.3%
               American Family Demand Note
       594,227  6.306%  12/31/31                                        594,227

               Firstar Bank Demand Note
     1,587,232  6.423%  12/31/31                                      1,587,232

               General Mills Demand Note
       436,925  6.278%  12/31/31                                        436,925

               Sara Lee Demand Note
     1,473,124  6.274%  12/31/31                                      1,473,124

               Wisconsin Corporation Demand Note
       471,311  6.306%  12/31/31                                        471,311
                                                                        -------
TOTAL DEMAND NOTES                                                    4,562,819

TOTAL SHORT-TERM OBLIGATIONS
(AMORTIZED COST $4,855,603)                                           4,855,603
                                                                      ---------

TOTAL INVESTMENTS
(COST BASIS $48,295,860)                                           $ 50,842,391
                                                                     ==========


*  NON-INCOME PRODUCING STOCKS.



* THESE SECURITIES HAVE A MATURITY OF MORE THAN ONE YEAR, BUT HAVE VARIABLE RATE AND DEMAND FEATURES THAT QUALIFY THEM AS SHORT-TERM SECURITIES. THE RATES DISCLOSED ARE THOSE CURRENTLY IN EFFECT. THE RATES CHANGE PERIODICALLY BASED ON MARKET CONDITIONS OR A SPECIFIED MARKET INDEX.


     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS

SHARES OR
PRINCIPAL                                                          MARKET VALUE
---------                                                          ------------
NUMBER OF CONTRACTS
OPTIONS-WRITTEN                                            0.1%
            Put Options OTC CMBS 8.5 Year Index
       400  Exercise Price $798.33, Expiring September 2000         $         0

            Put Options 5 Year Treasury Note Futures
         3  Exercise Price $98.50, Expiring August 2000                 (1,125)

            Put Options Bond Futures
         3  Exercise Price $100.00, Expiring September 2000             (1,359)

            Call Options 10 Year Treasury Note Futures
        14  Exercise Price $98.00, Expiring September 2000             (15,094)

            Call Options 10 Year Treasury Note Futures
         5  Exercise Price $100.00, Expiring August 2000                (1,875)

            Call Options 10 Year Treasury Note Futures
         1  Exercise Price $99.00, Expiring August 2000                   (703)

            Put Options Bond Futures
         1  Exercise Price $92.00, Expiring September 2000                (141)

            Put Options Bond Futures
         5  Exercise Price $94.00, Expiring September 2000              (1,797)

            Put Options Bond Futures
         2  Exercise Price $94.00, Expiring September 2000              (2,156)
                                                                        -------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $26,830)                      (24,250)
                                                                        -------

TOTAL INVESTMENTS NET OF
  OUTSTANDING WRITTEN OPTIONS                              103.8%    50,818,141

CASH AND OTHER ASSETS, LESS
  LIABILITIES                                               -3.8%    (1,882,185)

TOTAL NET ASSETS                                           100.0%  $ 48,935,956
                                                                   -------------
                                                                   -------------




     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

                            PORTFOLIO OF INVESTMENTS


(A) $100,000 OF U.S. GOVERNMENT AGENCY SECURITIES PLEDGED AS MARGIN FOR FUTURES CONTRACTS.

THE PORTFOLIO HAD THE FOLLOWING OPEN FUTURES CONTRACTS AT JUNE 30, 2000:


OPEN FUTURES CONTRACTS:

                                                                                            UNREALIZED
                                NUMBER OF      PRINCIPAL                                  GAINS (LOSSES)
            TYPE                CONTRACTS       AMOUNT       POSITION     EXPIRATION      JUNE 30, 2000
            ----                ---------       ------       --------     ----------      -------------
5 Year U.S. Treasury Notes         15           15,000         Short      Sept. 2000         ($9,692)

U.S. Govt Bond Futures              7            7,000         Long       Sept. 2000           1,020

10 Year U.S. Treasury Notes         3            3,000         Long       Sept. 2000           2,993

10 Year U.S.Agency                  6            6,000         Long       Sept. 2000           1,048

90 Day Euro Future                  2            2,000         Long       Sept. 2000           1,028
                                                                                               -----
                                                                                             ($3,603)
                                                                                             ========




     THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THIS SCHEDULE.

AHA INVESTMENT FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2000

------------------------------------------------------------------------------------------------------------
                                             FULL            LIMITED
                                             MATURITY        MATURITY        DIVERSIFIED
                                             FIXED INCOME    FIXED INCOME    EQUITY         BALANCED
                                             PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------
Assets:

Investments, at market value                $ 83,110,466    $ 84,420,502    $127,695,855   $ 50,842,391
Receivable for investments sold                  738,211               0               0         20,873
Receivable for shares sold                             0         400,000       3,500,000              0
Cash                                             115,790         172,878         995,511        358,997
Dividends and interest receivable                977,574       1,000,526         114,037        175,028
Other Assets                                       7,333           6,779          13,012          3,594
                                            ------------    ------------    ------------   ------------
  Total Assets                              $ 84,949,374    $ 86,000,685    $132,318,415   $ 51,400,883
                                            ============    ============    ============   ============

LIABILITIES:
Payable for investments purchased           $  6,317,555    $          0    $          0   $  2,430,071
Payable for shares redeemed                            0         174,048         524,387              0
Options written and securities sold short
 at market value                                 438,986               0               0         24,250
Accrued expenses and other liabilities             4,565          13,458           8,142         10,606
                                            ------------    ------------    ------------   ------------
  Total Liabilities                         $  6,761,106    $    187,506    $    532,529   $  2,464,927
                                            ------------    ------------    ------------   ------------
NET ASSETS                                  $ 78,188,268    $ 85,813,179    $131,785,886   $ 48,935,956
                                            ============    ============    ============   ============

Net Assets consist of:
Capital Stock ($0.01 par value and
200 million shares authorized) and
  Paid-in Capital                           $ 81,560,147    $ 89,295,427    $102,338,715   $ 42,711,980

Undistributed net investment income                    0               0          49,335        741,424
Accumulated net realized gain (loss)
 on investments sold                          (1,951,660)     (3,126,127)     13,324,602      2,939,622
Net unrealized appreciation
 (depreciation) of investments and
 futures                                      (1,420,219)       (356,121)     16,073,234      2,542,928
                                            ------------    ------------    ------------   ------------
TOTAL NET ASSETS                            $ 78,188,268    $ 85,813,179    $131,785,886   $ 48,935,956
                                            ============    ============    ============   ============

Number of Shares Outstanding at
 the end of year                               8,080,309       8,484,336       6,264,210      3,933,074
                                            ------------    ------------    ------------   ------------
NET ASSET VALUE PER SHARE                   $       9.68    $      10.11    $      21.04   $      12.44
                                            ============    ============    ============   ============


THE ACCOMPANYING NOTES TO THE FINANCIAL STATEMENTS ARE AN INTEGRAL PART OF THESE STATEMENTS.


AHA INVESTMENT FUNDS, INC.
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2000

--------------------------------------------------------------------------------------------------------------------
                                                          FULL            LIMITED
                                                          MATURITY        MATURITY        DIVERSIFIED
                                                          FIXED INCOME    FIXED INCOME    EQUITY         BALANCED
                                                          PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                         $  5,088,026    $  4,811,057    $    179,768    $  1,093,531
Dividends                                                          0               0       1,377,666         373,404
                                                        ------------    ------------    ------------    ------------

Total investment income                                 $  5,088,026    $  4,811,057    $  1,557,434    $  1,466,935

EXPENSES:
Custodian fees                                          $     17,531    $     13,714    $     26,534    $     26,730
Accounting fees                                               54,584          38,458          38,991          43,777
Transfer agent fees                                           11,379          12,659          19,192           7,872
Legal fees                                                    17,922          17,922          17,922          17,922
Audit and tax return fees                                     12,710          13,250          13,250          13,250
Director fees and expenses                                     4,560           4,560           4,560           4,560
Officers and directors insurance                               7,258           9,504          12,089           6,023
Administrative and other fees                                  4,644           6,066           4,692           4,280
                                                        ------------    ------------    ------------    ------------

  Total Expenses                                        $    130,588    $    116,133    $    137,230    $    124,414

NET INVESTMENT INCOME                                   $  4,957,438    $  4,694,924    $  1,420,204    $  1,342,521

REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
Net realized gain (loss) on
  investments sold                                      $   (955,050)   $ (1,072,381)   $ 15,906,232    $  6,288,324
Net realized gain (loss) on closed futures
  and options contracts                                       22,698               0               0          10,493
Net change in unrealized appreciation
 (depreciation) of investment, futures,
  and options                                               (419,306)        362,148      (9,629,101)     (5,818,438)
                                                        ------------    ------------    ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS                          $ (1,351,658)   $   (710,233)   $  6,277,131    $    480,379
                                                        ------------    ------------    ------------    ------------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                              $  3,605,780    $  3,984,691    $  7,697,335    $  1,822,900
                                                        ============    ============    ============    ============


AHA INVESTMENT FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                   FULL MATURITY                    LIMITED MATURITY
                                   FIXED INCOME PORTFOLIO           FIXED INCOME PORTFOLIO
                                  ------------------------------------------------------------------
                                   YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                   JUNE 30, 1999    JUNE 30, 2000   JUNE 30, 1999    JUNE 30, 2000
----------------------------------------------------------------------------------------------------

OPERATIONS:
Net investment income             $   4,472,963    $   4,957,438    $   5,421,520    $   4,694,924
Net realized gain on
 investments sold and closed
 futures and options contracts           39,599         (932,352)       1,073,910       (1,072,381)
Net change in unrealized
 appreciation (depreciation) of
 investments, futures and
 options                             (2,455,200)        (419,306)      (1,147,704)         362,148
                                  --------------   --------------   --------------   --------------
Net increase in net assets
 resulting from operations            2,057,362        3,605,780        5,347,726        3,984,691
                                  --------------   --------------   --------------   --------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
 income                              (4,472,963)      (4,957,438)      (5,421,520)      (4,694,924)
Capital gains distribution                   --               --               --               --
                                  --------------   --------------   --------------   --------------
Net decrease in net assets
 resulting from distributions     $  (4,472,963)   $  (4,957,438)   $  (5,421,520)   $  (4,694,924)

SHARE TRANSACTIONS:
Subscriptions of fund shares         10,557,454        4,528,656       29,136,977       26,740,119
Investment income dividends
 reinvested                           4,466,909        4,954,460        5,341,148        4,622,712
Capital gains distributions
 reinvested                                  --               --               --               --
                                  --------------   --------------   --------------   --------------
Gross increase in fund shares        15,024,363        9,483,116       34,478,125       31,362,831
Redemptions of fund shares          (11,017,877)      (3,363,413)     (59,446,215)     (49,514,131)
                                  --------------   --------------   --------------   --------------
Net increase (decrease) from
 share transactions                   4,006,486        6,119,703      (24,968,090)     (18,151,300)
                                  --------------   --------------   --------------   --------------
Net increase (decrease) in net
 assets                           $   1,590,885    $   4,768,045    $ (25,041,884)   $ (18,861,533)

TOTAL NET ASSETS
Beginning of Year                    71,829,338       73,420,223      129,716,596      104,674,712
                                  --------------   --------------   --------------   --------------
End of Year                       $  73,420,223    $  78,188,268    $ 104,674,712    $  85,813,179
                                  ==============   ==============   ==============   ==============

Undistributed net
 investment income                $           0    $           0    $           0    $           0
                                  ==============   ==============   ==============   ==============


AHA INVESTMENT FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------
                                   DIVERSIFIED EQUITY PORTFOLIO     BALANCED PORTFOLIO
                                  ------------------------------------------------------------------
                                   YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED
                                   JUNE 30, 1999    JUNE 30, 2000   JUNE 30, 1999    JUNE 30, 2000
----------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income            $  1,571,477    $   1,420,204    $   1,531,097    $   1,342,521
Net realized gain on
 investments sold and closed
 futures and options contracts      10,655,846       15,906,232        7,314,860        6,298,817
Net change in unrealized
 appreciation (depreciation)
 of investments, futures, and
 options                             8,583,529       (9,629,101)        (692,742)      (5,818,438)
                                  --------------   --------------   --------------   --------------
Net increase in net assets
 resulting from operations          20,810,852        7,697,335        8,153,215        1,822,900
                                  --------------   --------------   --------------   --------------
DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
 income                             (1,584,051)      (1,412,862)      (1,542,516)      (1,367,306)
Capital gains distribution          (8,635,723)     (12,462,482)      (5,761,408)      (8,444,132)
                                  --------------   --------------   --------------   --------------
Net decrease in net assets
 resulting from distributions    $(10,219,774)   $ (13,875,344)   $  (7,303,924)   $  (9,811,438)

SHARE TRANSACTIONS:
Subscriptions of fund shares        29,559,964        9,863,259        1,380,210          200,891
Investment income dividends
 reinvested                          1,584,051        1,412,862        1,278,332        1,367,306
Capital gains distributions
 reinvested                          8,635,723       12,462,482        5,761,408        8,444,132
                                  --------------   --------------   --------------   --------------
Gross increase in fund shares       39,779,738       23,738,603        8,419,950       10,012,329
Redemptions of fund shares          (9,214,420)     (12,666,860)      (5,328,032)     (16,388,739)
                                  --------------   --------------   --------------   --------------
Net increase (decrease) from
 share transactions                 30,565,318       11,071,743        3,091,918       (6,376,410)
                                  --------------   --------------   --------------   --------------
Net increase (decrease) in
 net assets                         41,156,396        4,893,734        3,941,209      (14,364,948)

TOTAL NET ASSETS
Beginning of Year                   85,735,756      126,892,152       59,359,695       63,300,904
                                  --------------   --------------   --------------   --------------
End of Year                      $126,892,152     $ 131,785,886    $  63,300,904    $  48,935,956
                                  ==============   ==============   ==============   ==============

Undistributed net investment
 income                          $      41,993    $      49,335    $     766,209    $     741,424
                                  ==============   ==============   ==============   ==============

                                                 51

AHA INVESTMENT FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2000



-------------------------------------------------------------------------------
NOTE 1.
SIGNIFICANT ACCOUNTING POLICIES
The following are the significant accounting policies of Full Maturity Fixed Income, Limited Maturity Fixed Income, Diversified Equity and Balanced Portfolios (the "Portfolios"), each a series of AHA Investment Funds, Inc., a Maryland corporation, ("Fund").

SECURITY VALUATIONS
All securities are recorded at fair market value as of June 30, 2000. Securities traded on national securities exchanges are valued at last reported sales prices or, if there are no sales, at the latest bid quotation. Each over-the-counter security for which the last sale price is available from NASDAQ is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Securities convertible into equity securities are valued at the greater of latest bid valuation or net conversion value. Short-term securities are valued using the amortized cost method, which approximates market value. Other assets and securities are valued by a method that the Board of Directors believes represents a fair value.

ACCOUNTING FOR FUTURES
The Fund may enter into long or short positions in futures contracts in order to hedge against the effect of changing values on portfolio securities held. When the Fund enters into a futures contract, it is required to deposit, into a segregated account at its custodian bank, U.S. Government securities as guarantee that it will meet the futures commitment. Each day the Fund receives or pays cash, called "variation margin," equal to the daily change in the market value of the futures contracts. Such receipts and payments are recorded as unrealized gains or losses until the futures contracts expire or are closed out. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Portfolios seek to close out a contract and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged. The Full Maturity Fixed Income and Balanced Portfolios had open futures contracts as of June 30, 2000.

ACCOUNTING FOR OPTIONS
The Fund may purchase and write (sell) put and call options on U.S. securities, stock indices, and futures contracts that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options, which expire unexercised, are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Transactions in options written for the year ended June 30, 2000 for the Fund were as follows:



                                          FULL MATURITY FIXED INCOME     BALANCED
                                          ---------------------------    --------
                                          NUMBER OF     PREMIUMS         NUMBER OF    PREMIUMS
                                          CONTRACTS     (000'S)          CONTRACTS    (000'S)
-----------------------------------------------------------------------------------------------

Options Outstanding at Beginning                69      $  50,701             33      $  23,831
of Year
Options Written                                626        398,431            685        187,181

Options Terminated in Closing                 (401)      (287,121)          (184)      (132,024)
Purchase Transactions

Options Expired                               (221)      (113,313)          (100)       (52,158)
                                              ----      ---------         ------      ---------

Options Outstanding at June 30, 2000            73      $  48,698            434      $  26,830
-----------------------------------------------------------------------------------------------



The Limited Maturity and Diversified Equity Portfolios did not purchase or hold any options during the year ended June 30, 2000.

INVESTMENT OPTIONS
FULL MATURITY FIXED INCOME PORTFOLIO
Seeks over the long term the highest level of income consistent with preservation of capital. Invests primarily in high quality fixed income securities. There is no restriction on the maximum maturity of the securities purchased. The average dollar-weighted maturity will vary and may exceed 20 years.

LIMITED MATURITY FIXED INCOME PORTFOLIO
Seeks a high level of current income, consistent with preservation of capital and liquidity. Invests primarily in high quality fixed income securities and maintains an average dollar-weighted portfolio maturity of five years or less.

DIVERSIFIED EQUITY PORTFOLIO
Seeks long-term capital growth. Invests primarily in equity securities and securities having equity characteristics.

BALANCED PORTFOLIO
Seeks a combination of growth of capital and income. Invests varying proportions of its assets in equity and fixed income securities, with not less than 25 percent of total assets invested in fixed income securities.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements with respect to any of the types of securities in which they are authorized to invest without regard to the maturity of the underlying security. Repurchase agreements will be affected only with banks, savings institutions and broker-dealers. They involve the purchase by a Portfolio of a debt security with the condition that, after a stated period of time, the original seller will buy back the same security at a predetermined price or yield. Repurchase agreements are used to enhance liquidity and to earn income for periods as short as overnight. To minimize risk, the securities underlying each repurchase agreement will be maintained with the Fund's custodian, or a sub-custodian, in an amount at least equal in value to the repurchase price under the agreement (including accrued interest thereunder), and such agreements will only be affected with parties that meet certain creditworthiness standards. However, in the event the other party to the repurchase agreement fails to repurchase the securities subject to such agreement, a Portfolio could suffer a loss to the extent it is precluded from selling the securities or, if due to delays, proceeds from the same are less than the repurchase price. The Fund had no outstanding repurchase agreements for the year ended June 30, 2000.

FEDERAL INCOME TAXES
No provision is made for Federal Income Taxes since the Portfolios elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all Federal income taxes under provisions of current Federal tax law. At June 30, 2000, the Funds' most recent fiscal year end, the approximate capital loss carryforwards for U.S. Federal income tax purposes for the Full Maturity Fixed Income Portfolio and Limited Maturity Fixed Income Portfolio were approximately $1,700,000 and $2,500,000 respectively. These capital loss carryforwards expire beginning in the year ending June 30, 2003 and are available to offset future capital gains.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER INFORMATION
The accounts of the Fund are kept on the accrual basis of accounting. Securities transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification cost basis. Dividend income is recognized on the ex-dividend date.

NOTE 2.
FUND DISTRIBUTIONS
The Full Maturity Fixed Income Portfolio and the Limited Maturity Fixed Income Portfolio declare income dividends from net investment income daily and pay these dividends monthly, on the last day of every month.

In the Diversified Equity Portfolio and Balanced Portfolio, dividends from net investment income are declared on the thirteenth day of the last month of each quarter; the ex-dividend date is the fourteenth; and payment is made on the fifteenth. The aggregate distributions of net investment income for the Diversified Equity Portfolio and Balanced Portfolio were $0.238 and $0.367 per share, respectively, during the year ended June 30, 2000.

During the year ended June 30, 2000, the Diversified Equity and Balanced Portfolios made a long-term capital gain distribution of $1.825 and $2.039 per share, respectively.

During for the year ended June 30, 2000, the Diversified Equity and Balanced Portfolios made a short-term capital gain distribution of $0.336 and $0.475 per share, respectively.

NOTE 3.
DIRECTORS' FEES AND TRANSACTIONS WITH AFFILIATES
Directors not affiliated with Hewitt Associates LLC ("Hewitt") or American Hospital Association ("AHA") received $1,000 for each quarterly meeting and $500 for each special meeting of the Board of Directors, or committee thereof, (plus travel expenses). No remuneration has been paid to any principal or employee of the Fund's investment consultant, Hewitt, or any director or officer of AHA. The investments of the Portfolios are managed by various advisory organizations, which serve as the investment managers. The Fund pays no fees to Hewitt or to the investment managers.

Hewitt is compensated for its services by the shareholders pursuant to The Program Services Agreement it has with each shareholder, under which Hewitt provides asset allocation consulting and certain other services. The Fees of the investment managers are paid by Hewitt. The Program Service Fee is equal to .50% for the Full Maturity and Limited Maturity Portfolios and 0.75% for the Balanced and Diversified Equity Portfolios and is reflected in the total return as disclosed in the financial highlights tables.

Hewitt has voluntarily undertaken to pay certain expenses of the Portfolios (or to reimburse the Portfolios for certain expenses) as may be necessary to limit total expenses of the Portfolios to specified amounts. American Hospital Association Services, Inc. has, in this regard, agreed to reimburse Hewitt for one-half of the amounts incurred by Hewitt pursuant to this undertaking. The maximum expense as a percent of average net assets for the Full Maturity Fixed Income Portfolio, the Limited Maturity Fixed Income Portfolio, the Diversified Equity Portfolio, and the Balanced Portfolio is 0.50% (annual percentage). The Portfolios have reached asset levels, which allow the reduction of expenses to percentage amounts below that set forth above. The Portfolios may reimburse Hewitt for the expenses of the Portfolios it voluntarily has absorbed on or after September 1, 1989, provided that such reimbursement does not cause the percentage expense limitations set forth above to be exceeded and is approved by the Board of Directors of the Fund. There is no commitment, however, by the Fund to make any such reimbursement. As of June 30, 2000, approximate expenses paid on behalf of or reimbursed to the Portfolio by Hewitt since September 1, 1989, were: $101,400 for the Full Maturity Fixed Income Portfolio; $41,000 for the Limited Maturity Fixed Income Portfolio; $116,000 for the Diversified Equity Portfolio; and $10,900 for the Balanced Portfolio.

NOTE 4.
HOLDERS OF SECURITIES
AHA, either directly or through AHA affiliated companies and trusts, owns 39% of the total outstanding shares of the Fund. Such AHA affiliated companies are separately operated and administered by separate boards, a majority of the members of which are persons who are not directors, officers or employees of AHA. AHA and its affiliated companies and trusts have direct and indirect beneficial ownership of shares of the Portfolios as follows: 29%, 52%, 54% and 33% of Limited Maturity Fixed Income Portfolio, Full Maturity Fixed Income Portfolio, Balanced Portfolio and Diversified Equity Portfolio, respectively.

NOTE 5.
SHORT-TERM DEBT
To facilitate portfolio liquidity, each Portfolio is authorized to borrow against portfolio securities. During the year ended June 30, 2000, there were no borrowings.

NOTE 6.
INVESTMENT TRANSACTIONS
The aggregate cost of purchases and proceeds from sales of securities (exclusive of short-term obligations) for the year ended June 30, 2000 is presented below:

----------------------------------------------------------------------------
PORTFOLIO                                   PURCHASES           SALES
----------------------------------------------------------------------------
Full Maturity Fixed Income                  $160,233,378        $156,169,233
Limited Maturity Fixed Income                132,988,609         155,556,909
Diversified Equity                            83,240,112          92,214,350
Balanced                                      86,892,210         101,077,595
----------------------------------------------------------------------------

At June 30, 2000 gross unrealized appreciation and depreciation of investments and futures on a tax basis and the cost of investments for financial reporting purposes and for Federal income tax purposes were as follows:

                                                                                    COST OF INVESTMENTS
                                                                                 -----------------------------------
                                                                                 FINANCIAL           FEDERAL
PORTFOLIO                              APPRECIATION          DEPRECIATION        REPORTING           INCOME TAX
--------------------------------------------------------------------------------------------------------------------
Full Maturity Fixed Income             $    303,665          $  1,723,884        $   84,497,204      $    84,497,204

Limited Maturity Fixed Income                63,485               419,606            84,776,623           84,776,623

Diversified Equity                       27,535,423            11,462,189           111,622,621          111,622,621

Balanced                                  6,425,381             3,882,453            48,295,860           48,295,860
--------------------------------------------------------------------------------------------------------------------

NOTE 7.
TRANSACTIONS IN CAPITAL STOCK SHARES

--------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR ENDED JUNE 30, 2000
                                                --------------------------------------------------------------------
                                                FULL                LIMITED
                                                MATURITY            MATURITY           DIVERSIFIED
                                                FIXED INCOME        FIXED INCOME       EQUITY             BALANCED
                                                PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Transactions in capital stock shares
were as follows:

Subscriptions of fund shares                      462,050            2,640,180            462,850             13,828
Investment income dividends reinvested            512,380              453,747             66,123            102,300
Capital Gains Distribution reinvested                   0                    0            602,343            684,844
                                                ---------           ----------          ---------          ---------
Gross increase in fund shares                     974,430            3,093,927          1,131,316            800,972
Redemptions of fund shares                       (346,580)          (4,876,587)          (596,476)        (1,177,138)
                                                ---------           ----------          ---------          ---------
Net increase (decrease) in fund shares            627,850           (1,782,660)           534,840           (376,166)
Beginning of Year                               7,452,459           10,266,996          5,729,370          4,309,240
                                                ---------           ----------          ---------          ---------
End of Year                                     8,080,309            8,484,336          6,264,210          3,933,074
                                                =========           ==========          =========          =========

--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                 FOR THE YEAR ENDED JUNE 30, 1999
                                                --------------------------------------------------------------------
                                                FULL                LIMITED
                                                MATURITY            MATURITY           DIVERSIFIED
                                                FIXED INCOME        FIXED INCOME       EQUITY             BALANCED
                                                PORTFOLIO           PORTFOLIO          PORTFOLIO          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
Transactions in capital stock shares
were as follows:

Subscriptions of fund shares                    1,035,517            2,837,605          1,444,628            104,870
Investment income dividends reinvested            438,828              519,500             79,595             92,172
Capital Gains Distribution reinvested                   0                    0            450,011            436,139
                                                ---------           ----------          ---------          ---------
Gross increase in fund shares                   1,474,345            3,357,105          1,974,234            633,181
Redemptions of fund shares                     (1,079,427)          (5,777,512)          (453,783)          (385,827)
                                                ---------           ----------          ---------          ---------
Net increase (decrease) in fund shares            394,918           (2,420,407)         1,520,451            247,354
Beginning of Year                               7,057,541           12,687,403          4,208,919          4,061,886
                                                ---------           ----------          ---------          ---------
End of Year                                     7,452,459           10,266,996          5,729,370          4,309,240
                                                =========           ==========          =========          =========

--------------------------------------------------------------------------------------------------------------------

NOTE 8:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
FULL MATURITY FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30
                                                      --------------------------------------------------------------
                                                        1996        1997            1998         1999         2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $9.88       $9.63           $9.79        $10.18       $9.85

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.65        0.65            0.64          0.60        0.64
   Net realized and unrealized gain (loss)
    on investments and futures                          (0.25)       0.16            0.39         (0.33)      (0.17)
                                                      --------------------------------------------------------------
    Total from Investment Operations                     0.40        0.81            1.02          0.27        0.47



LESS DISTRIBUTIONS:
Net investment income                                   (0.65)      (0.65)          (0.64)        (0.60)      (0.64)
Net realized capital gains                              (0.00)      (0.00)          (0.00)        (0.00)      (0.00)
                                                      --------------------------------------------------------------
   Total Distributions                                  (0.65)      (0.65)          (0.64)        (0.60)      (0.64)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                            $9.63       $9.79          $10.18         $9.85       $9.68
                                                      ==============================================================

TOTAL RETURN ON NET ASSET VALUE (A)                      3.58%       8.09%          10.20%         2.11%       4.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                $53,292     $50,796         $71,829       $73,420     $78,188
Ratio of Expenses to Average Net Assets (B)              0.21%       0.21%           0.17%         0.16%       0.17%
Ratio of Net Investment Income to
  Average Net Assets (B)                                 6.52%       6.63%           6.19%         5.90%       6.55%
Portfolio turnover rate                                283.13%     304.93%         178.52%       273.61%     211.40%

(A) Total Return on Net Assets is net of management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for program services fees.


NOTE 8:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
LIMITED MATURITY FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30
                                                      --------------------------------------------------------------
                                                        1996        1997            1998         1999         2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $10.22       $10.12          $10.16       $10.22       $10.20

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                0.62         0.61            0.60         0.53         0.58
   Net realized and unrealized gain (loss)
    on investments and futures                         (0.10)        0.04            0.06        (0.02)       (0.09)
                                                      --------------------------------------------------------------
    Total from Investment Operations                    0.52         0.65            0.66         0.51         0.49

LESS DISTRIBUTIONS:

Net investment income                                  (0.62)       (0.61)          (0.60)       (0.53)       (0.58)
Net realized capital gains                             (0.00)       (0.00)          (0.00)       (0.00)       (0.00)
                                                      --------------------------------------------------------------
   Total Distributions                                 (0.62)       (0.61)          (0.60)       (0.53)       (0.58)
                                                      --------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                          $10.12       $10.16          $10.22       $10.20       $10.11
                                                      ==============================================================
TOTAL RETURN ON NET ASSET VALUE (A)                     4.66%        6.03%           6.11%        4.59%        4.37%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)              $201,196     $141,023        $129,717     $104,675      $85,813
Ratio of Expenses to Average Net Assets (B)             0.10%        0.12%           0.12%        0.12%        0.14%
Ratio of Net Investment Income to
  Average Net Assets (B)                                6.03%        6.04%           5.92%        5.30%        5.70%
Portfolio turnover rate                               132.75%      121.70%         144.97%      176.78%      161.89%

(A) Total Return on Net Assets is net of management fee of 0.50% per annum.

(B) Ratios include all management fees and expenses except for program services fees.


NOTE 8:
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
DIVERSIFIED EQUITY PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30
                                                      --------------------------------------------------------------
                                                        1996        1997            1998         1999         2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $14.76       $17.59         $20.72         $20.37      $22.15

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                 0.35         0.34           0.32           0.29        0.24
   Net realized and unrealized gain (loss)
    on investments and futures                           3.57         5.18           4.14           3.42        1.05
                                                      --------------------------------------------------------------
    Total from Investment Operations                     3.92         5.52           4.46           3.71        1.29

LESS DISTRIBUTIONS:

Net investment income                                   (0.35)      (0.34)          (0.32)        (0.29)      (0.24)
Net realized capital gains                              (0.74)      (2.05)          (4.49)        (1.64)      (2.16)
                                                      --------------------------------------------------------------
   Total Distributions                                  (1.09)      (2.39)          (4.81)        (1.93)      (2.40)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                           $17.59      $20.72          $20.37        $22.15      $21.04
                                                      ==============================================================

TOTAL RETURN ON NET ASSET VALUE (A)                     26.42%      32.97%          24.05%        18.90%       5.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                $54,435     $70,590         $85,736      $126,892    $131,786
Ratio of Expenses to Average Net
  Assets (B)                                             0.18%       0.17%           0.14%         0.10%       0.11%
Ratio of Net Investment Income to
  Average Net Assets (B)                                 2.09%       1.83%           1.51%         1.43%       1.11%
Portfolio turnover rate                                 57.76%      67.31%          65.82%        74.35%      66.84%

(A) Total Return on Net Assets is net of management fee of 0.75% per annum.

(B) Ratios include all management fees and expenses except for program services fees.


NOTE 8:

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR:
BALANCED PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                                       YEAR ENDED JUNE 30
                                                      --------------------------------------------------------------
                                                        1996        1997            1998         1999         2000
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $12.63      $13.38         $14.86        $14.61      $14.69

INCOME FROM INVESTMENT OPERATIONS
   Net investment income                                  0.41        0.37           0.41          0.36        0.37
   Net realized and unrealized gain (loss)
    on investments and futures                            1.98        2.65           2.01          1.45        0.26
                                                      --------------------------------------------------------------
    Total from Investment Operations                      2.39        3.02           2.42          1.81        0.63

LESS DISTRIBUTIONS:

Net investment income                                    (0.41)      (0.39)         (0.44)        (0.36)      (0.37)
Net realized capital gains                               (1.23)      (1.15)         (2.23)        (1.37)      (2.51)
                                                      --------------------------------------------------------------
   Total Distributions                                   (1.64)      (1.54)         (2.67)        (1.73)      (2.88)
                                                      --------------------------------------------------------------

NET ASSET VALUE, END OF YEAR                            $13.38      $14.86         $14.61        $14.69      $12.44
                                                      ==============================================================

TOTAL RETURN ON NET ASSET VALUE (A)                      19.20%      23.23%         16.79%        13.10%       3.99%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)                 $43,130     $52,137        $59,360       $63,301     $48,936
Ratio of Expenses to Average Net
  Assets (B)                                              0.23%       0.23%          0.18%         0.18%       0.24%
Ratio of Net Investment Income to
  Average Net Assets (B)                                  3.08%       2.81%          2.86%         2.55%       2.58%
Portfolio turnover rate                                 146.69%     173.60%        169.04%       206.43%     169.10%

(A) Total Return on Net Assets is net of management fee of 0.75% per annum.

(B) Ratios include all management fees and expenses except for program services fees.

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of AHA Investment Funds, Inc.-
    Full Maturity Fixed Income Portfolio
    Limited Maturity Fixed Income Portfolio
    Diversified Equity Portfolio
    Balanced Portfolio:

We have audited the accompanying statements of assets and liabilities of AHA INVESTMENT FUNDS, INC. (a Maryland corporation, comprising the Full Maturity Fixed Income Portfolio, Limited Maturity Fixed Income Portfolio, Diversified Equity Portfolio and Balanced Portfolio), including the portfolios of investments, as of June 30, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmations from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the AHA Investment Funds, Inc. as of June 30, 2000, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                           Arthur Andersen LLP


Chicago, Illinois
August 8, 2000

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE





================================================================================
For each of the investment managers of AHA Investment Funds, Inc., a performance discussion is provided on its segment of the Portfolio. Each of the investment managers' discussions includes an analysis of investment performance during the fiscal year ended June 30, 2000 and a description of the principal factors, including market conditions, investment strategies, and techniques that affected performance. Past performance is not predictive of future performance.

Also included are graphs comparing the performance of the Portfolios to the performance of broad based securities market indices. These graphs show the growth of $100,000.00 invested in each Portfolio and the growth of the same amount invested in a comparable index since inception of the Portfolio through June 30, 2000. The graph of each of the Portfolios is shown, net of all fees and expenses. These fees include the program services fee of the AHA Program. The graphs assume the reinvestment of all dividends/interest for both the Portfolios and indices. Listed below is additional information related to the Portfolios.


FULL MATURITY FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                               STARTING DATE        PERCENT OF PORTFOLIO
----------------------------------------------------------------------------------------------
Western Asset Management Company                 July 1, 1995              50%
Firstar Investment Research & Mgmt. Co., LLC(1)  December 1, 1996          50%
----------------------------------------------------------------------------------------------

LIMITED MATURITY FIXED INCOME PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                               STARTING DATE        PERCENT OF PORTFOLIO
----------------------------------------------------------------------------------------------
The Patterson Capital Corporation                December 22, 1988        100%
----------------------------------------------------------------------------------------------

DIVERSIFIED EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                               STARTING DATE        PERCENT OF PORTFOLIO
----------------------------------------------------------------------------------------------
Cambiar Investors, Inc.                          October 20, 1988          50%
Investment Research Company                      December 1, 1993          50%
----------------------------------------------------------------------------------------------
BALANCED PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT MANAGER                               STARTING DATE        PERCENT OF PORTFOLIO
----------------------------------------------------------------------------------------------
Cambiar Investors, Inc.                          December 1, 1993          50%
Western Asset Management Co.                     July 1, 1995              30%
Investment Research Co.                          June 15, 1999             20%

----------------------
(1) On July 1, 2000 the FIRMCO portion of the Full Maturity Portfolio was transfered to Baird Advisors. The FIRMCO fixed income management team moved to Baird and therefore the portfolio followed suit.
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE







================================================================================
FULL MATURITY FIXED INCOME PORTFOLIO
WESTERN ASSET MANAGEMENT COMPANY (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 4.41% compared to the Lehman Brothers Aggregate Bond Index (LB Aggregate Index), which had a total return of 4.56% for the same period. The gross return of the segment of the Portfolio, managed by Western Asset Management Company (WAMCO) was 4.81%. The principal factors, which affected performance during this period, are discussed below.

As was evident during fiscal year 1999, global fixed income markets remained volatile for the year ending June 30, 2000. The volatility we experienced over the most recent twelve-month period can be attributed to a number of market factors including Y2K, historically wide swap spreads, persistent Fed tightening and the Treasury Buy-Back Program. Overall, the broad market closed the fiscal year 2000 with a positive return of 4.56%.

The first half of the period, the third and fourth quarters of 1999, saw the calendar year close out as the second worst year in recorded history for the bond market. Treasury yields rose more during this period than they declined in the prior calendar year. Although corporate spreads narrowed during the third and fourth quarters, they still closed the calendar year much wider than the levels seen during 1998, despite the fact that the health of the economy and corporate earnings had exceeded even the most optimistic of projections. Mortgage spreads also narrowed but remained unusually wide during the second half of 1999, despite a measurable decrease in prepayment risk.

Not only were these developments contrary to what would normally be expected, they were difficult to explain. Monetary tightening fears - driven by the Federal Reserve's insistence that "above-trend" economic growth would eventually rekindle inflation pressures - wider swap spreads, and Y2K-related hedging were also likely but not completely satisfying explanations. In what was probably an unprecedented development during the last half of calendar year 1999, the Fed appeared much more concerned about the prospects of future inflation than the market. For despite the concerns about the inflationary potential of a strong economy, core inflation fell to its lowest level in 34 years during the third and fourth quarters of 1999. Plus, the yield curve flattened significantly, a sign that the Fed had not fallen behind the inflation curve. The dollar strengthened dramatically against the Euro and most other major currencies, suggesting that dollars may actually have been in short supply relative to demand.
--------------------------------------------------------------------------------

The first half of calendar year 2000 saw an end to Y2K fears and a beginning of what can only be described as a tug-of-war between a Fed bent on slowing down the economy and a Treasury dedicated to retiring a significant portion of our nation's long-term debt. As we look back on the first half of calendar year 2000, it appears that the Fed has done their job well and the series of tightenings we experienced has steered the economy in the direction of a "soft landing." Recent economic events paint a picture of a U.S. economy that is indeed slowing in response to tight monetary policy. However, the slowing took longer to develop for a variety of reasons, one of which was a seemingly inexhaustible supply of productivity and confidence in the U.S. economy. In addition, activity in the final quarter of last year was boosted by Y2K preparations, which proved so thorough that the problem never materialized. Earlier this calendar year, activity was likely stimulated by the widespread expectation that the Fed was embarked on an aggressive tightening program - as indeed it did.

Signs of weakness are now emerging in key interest-rate sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Going forward, with tight money limiting firms' ability to pass along higher input prices, recent hikes in energy prices will act like a tax on economic activity, accentuating the monetary slowdown already underway.

In terms of returns, year to date market sector performance was significantly different than what was seen during fiscal year 1999. Long US Treasury securities as well as TIPS were clearly the best performers, benefiting mostly from the on-going Treasury Buy-Back Program and the resulting inverted yield curve. Most spread product however was not as fortunate with the riskiest of sectors, such as corporates, suffering the most.

Even with a very difficult year, WAMCO's portfolio outperformed its benchmark for the twelve-month period, with a total return of 4.81% vs. 4.56% for the Lehman Aggregate. A moderately long duration exposure added to returns as yields fell. Additionally, our allocation to TIPS made a substantial positive contribution to returns for the period as real yields declined and inflation rose, benefiting handsomely our emphasis on the 30-year issue. The eventual widening of mortgage spreads had a negative impact on overall performance, but the overall impact was mitigated by a reduction in the exposure as spreads narrowed earlier in the period. Wider corporate spreads produced the greatest negative impact to returns, given our moderate duration-contribution over-weighting to the sector.
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE







================================================================================
FULL MATURITY FIXED INCOME PORTFOLIO (CONTINUED)
FIRSTAR INVESTMENT RESEARCH & MANAGEMENT COMPANY, LLC (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return of the Full Maturity Fixed Income Portfolio, net of all fees and expenses, was 4.41% compared to the Lehman Brothers Aggregate Bond Index (LB Aggregate Index), which had a total return of 4.56% for the same period. The gross return of the segment of the Portfolio, managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") was 5.37%. The principal factors, which affected performance during this period, are discussed below.

In the portion of the AHA FULL MATURITY FIXED INCOME FUND ("the Fund") which is managed by Firstar Investment Research & Management Company ("FIRMCO") we seek to provide an annual rate of total return comparable to that of the Lehman Brothers Aggregate Bond Index ("the Benchmark"), before Fund expenses. The Benchmark is a widely accepted composite of securities representing the bond market in its entirety.

In order to achieve this objective, we must first match the performance of the Benchmark. We do this by keeping the assets of the Fund "DURATION NEUTRAL*" to the assets of the Benchmark. Whereas many fixed income managers lengthen (shorten) a portfolio's average maturity or duration when they expect interest rates to decline (rise), we do not. Regardless of our interest rate forecast, we hold the duration of the Fund equivalent to that of the Benchmark. This ensures that the Fund has the same sensitivity to changes in interest rates as the Benchmark. We have found that even professional fixed income managers cannot consistently, over long periods of time, add value to portfolios by implementing interest rate forecasts as duration bets.
--------------------------------------------------------------------------------

Once we track the performance of the Benchmark, we then focus on adding value in the Fund using three broad-based investment decision strategies:

(1) YIELD CURVE POSITIONING     -       Selecting the "maturity mix" of
                                        securities in the Fund Which may
                                        overweight or underweight certain
                                        maturity segments versus their Benchmark weightings. This is done while maintaining the overall portfolio duration equivalent to that of its Benchmark.

(2) SECTOR ALLOCATION           -       Selecting sectors of the bond market to
                                        overweight or underweight in the Fund
                                        versus the Benchmark weightings. The
                                        various sectors include U.S. Treasury,
                                        U.S. Government Agency, Mortgage-Backed
                                        Securities, Asset-Backed Securities,
                                        Cash Equivalents, and various corporate
                                        sectors such as: Industrials, Utilities,
                                        Finance, and International.

(3) ISSUE SELECTION             -       Selecting securities for the Fund is the
                                        "basic building block" of all of our
                                        added value work. Every security that is evaluated for purchase in the Fund is thoroughly researched and tested. With just 87 securities in the Fund, (compared to the Benchmark which has over 5,900), we are very opinionated about each and every security that we choose to buy and hold.

     * DURATION is a mathematical measure of a bond or bond portfolio's potential sensitivity to changes in interest rates. It is similar to "average maturity" in that it is a measure in years, but it is more precise. Whereas a bond's average maturity takes into account only its final principal cash flow, duration takes into account a bond's periodic coupon payments and it's principal cash flow, weighting each of these by the time until their receipt.

During the last twelve months, THE PORTION OF THE FUND THAT FIRMCO MANAGES HAD A TOTAL RETURN OF +5.37%, BEFORE EXPENSES, VERSUS THE BENCHMARK RETURN OF +4.56%. During this time, yields on U.S. Treasury bonds and notes increased approximately 20 basis points. For example, the 10-year U.S. Treasury note yielded 5.8% on 6/30/99 and yielded 6.0% on 6/30/00.

The Fund's duration is the single most significant determinant of its total return. In attempting to achieve its objective, the Fund may invest in securities with very long remaining maturities, (30 years or longer), in addition to shorter bonds and notes. As of June 30, 2000, the FIRMCO-managed portion of this Fund had an overall AVERAGE PORTFOLIO MATURITY OF 8.4 YEARS, AND A DURATION OF 4.9 YEARS. This duration was equivalent to that of the Lehman Brothers Aggregate Bond Index.

In the FIRMCO-managed portion of the Fund, we tracked the return of the Benchmark and added 44 basis points of incremental value, before fund expenses. We attribute this added value to successful implementation of our three broad investment strategies: yield curve positioning, sector allocation, and issue selection.
--------------------------------------------------------------------------------

Yield Curve Positioning: During the early part of the fiscal year, the curve structure of the portfolio remained relatively unchanged with overweight positions in the 4 year and 20 year part of the curve. Later in the year, however, we modestly reduced our exposure to the long Treasury sector and increased our exposure to the intermediate Treasury sector to take advantage of the atypical inverted yield curve.

Sector Allocation: The Fund is overweighted in several sectors. We purchased asset backed securities, such as securitized residential loans in the form of home equity loans (HEL) and manufactured housing loans (MFH) as substitutes for the pass-through mortgages in the benchmark. This approach worked well in the volatile interest rate environment because these assets are less pre-payment sensitive. The asset-backed securities that we own tend to be very highly rated (Aaa/AAA) and be very liquid We believe that these issues have contributed favorably to the Fund's performance. We overweighted in the corporate sector relative to the benchmark to capture the yield advantage versus Treasuries. Specific corporate sectors that have helped the Fund are finance, banking, and brokerage issues and international securities (all are denominated in U.S. dollars). Finally, mortgage-backed securities have also contributed to the fund's strong performance.

IN TERMS OF QUALITY, OVER TWO-THIRDS OF THE FIRMCO'S PORTFOLIO IS INVESTED IN OBLIGATIONS RATED "AAA" OR HIGHER. These obligations are primarily composed of U.S. Treasury bonds, agency mortgage-backed obligations and asset-backed securities. While the majority of the assets are of the highest quality, the Fund has significant exposure (28%) to "A" and "Baa" rated securities. These investment-grade bonds contributed favorably to the Fund's outperformance during the last twelve months.

Since beginning our work on behalf of the AHA Full Maturity Fund in December of 1996, we have adhered to the same investment management discipline. THE HALLMARK OF OUR APPROACH HAS BEEN CONSISTENT PERFORMANCE IN ALL MARKET ENVIRONMENTS. (Note: the team that managed the fixed income portfolio at FIRMCO moved to Baird Advisors. Management of this portion of the AHA Full Maturity Portfolio was transferred to Baird on July 1, 2000.
--------------------------------------------------------------------------------

[GRAPH]

            COMPARISON OF CHANGE IN $100,000 INVESTMENT IN THE FULL
                      MATURITY FIXED INCOME PORTFOLIO AND
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                          FOR THE YEARS ENDED JUNE 30

AVERAGE ANNUAL TOTAL RETURN
LAST YEAR          4.41%
LAST 5 YEARS       5.64%
LAST 10 YEARS      7.05%

INCEPTION DATE FOR THE FULL MATURITY FIXED INCOME PORTFOLIO
WAS OCTOBER 20, 1988.

           FULL MATURITY        LB AGGREGATE INDEX
           -------------        ------------------
           $     100,000        $     100,000
           $     108,602        $     110,010
           $     113,624        $     118,641
           $     122,561        $     131,321
           $     139,302        $     149,778
           $     155,986        $     167,442
           $     153,756        $     165,249
           $     170,647        $     185,987
           $     176,763        $     195,313
           $     191,072        $     211,220
           $     210,559        $     233,458
           $     214,994        $     240,765
           $     224,478        $     251,743

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE:



================================================================================
LIMITED MATURITY FIXED INCOME PORTFOLIO
THE PATTERSON CAPITAL CORPORATION (MANAGES 100% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return of the Limited Maturity Fixed Income Portfolio ("the Portfolio"), net of all fees and expenses, was 4.37% compared to the 90-Day U.S. Treasury Bills, which had a total return of 5.26% and the Lehman Brothers 1-3 year Government Bond Index, which had a total return of 4.86% for the same period. The gross return of the Portfolio, managed by The Patterson Capital Corporation ("Patterson") was 4.98%. The principal factors, which affected performance during the fiscal year, are discussed below.

The last year in the fixed income market has been characterized by the Federal Reserve's moves to reign in the economy by raising interest rates. The Fed felt the need to raise interest rates for several reasons. The country's Gross Domestic Product is running over 5%, nearly 2% higher than the Fed believes is manageable without igniting inflation. Common measures of inflation in fact, the Producer Price Index and the Consumer Price Index, have been rising slightly over the last year. Finally, the unemployment rate, at 4.0%, has never been lower and causes concern of rising wage pressure. With this economic background, the overnight bank lending rate, or the Fed Funds rate, has been increased six times since June of 1999 from 4.75% to 6.5%; in 2000 alone Fed Funds have risen from 5.5% to 6.5%.

Besides rising interest rates, two other developments have factored heavily in the bond market over the last twelve months. In January of 2000, the Treasury Department began a "buyback" program. Because of budget surpluses, the Treasury is not only reducing its supply of new issues, but it is also buying back, and thereby retiring, some of its outstanding long bonds. This artificial demand for long Treasuries has caused yield on these issues to fall below yields on shorter maturities. For example, on 12/31/99, the 30-year bond and the 2-year note had yields of 6.24% and 6.48%, respectively. By 6/30/00 the 2-year had risen in yield to 6.36%, but the 30-year bond had fallen to 5.90%. This inversion of short and long Treasury rates caught the bond market off guard and has kept the market somewhat nervous ever since.

This nervousness in the markets caused the yield on non-Treasuries to rise even more than Treasury yields did. The widening of yields spreads in corporates, agencies, and asset-backeds resulted in underperformance of these sectors, while historically, they have outperformed Treasuries. In only two of the last twenty years have Treasuries been the best performing sector, and 2000 could become the third such year based on year-to-date trends. For example, we've noted that the 2-year Treasury rose just 12 basis points in yield from 6.24% on 12/31/99 to 6.36% on 6/30/00. During this same period of time, however, the yield on 1-3-year corporate securities has risen from 6.96% to 7.65%, almost 70 basis points.



--------------------------------------------------------------------------------

During the last twelve months, despite rising interest rates and the widening in credit spreads, the AHA LIMITED MATURITY PORTFOLIO has been able to produce a gross return of 4.98% for the year ending 6/30/00 vs. its benchmark, the MERRILL 1-2.99 TREASURY INDEX AT 4.91%, and the 2- YEAR TREASURY AT 4.35%. FOR THE THREE YEARS ENDING 6/30, the portfolio's performance is 5.73% vs. the index at 5.58% AND the 2-year Treasury at 5.21%.

With rising interest rates over the last twelve months, Patterson Capital DID NOT TAKE ANY DURATION OR MATURITY RISK in the portfolio. Duration remained just under two years, very similar to that of the performance benchmark. This served the portfolio well as the return of the 2-year Treasury was 4.35% for the year ending 6/30/00, while that of the 5-year Treasury was considerably less at just 3.49%.

With yield spreads on non-Treasuries rising to recessionary levels, and with corporate performance for the first half of 2000 being the worst on record according to some, Patterson Capital gradually reduced its allocation to corporates from 12/99 through 6/00. This helped mitigate against possible losses vs. the benchmark since short corporates returned 2.78% year-to-date, while short Treasuries outperformed at 2.99%. From a credit perspective, the quality of the Limited Maturity Portfolio remains AA+, with 75% OF THE PORTFOLIO BEING IN "AAA" securities. This also worked to the benefit of the portfolio, as lower credits were the worst performers during the recent spread widening.

Being very cautious with respect to both duration and sector allocation, while maintaining a yield advantage to the index, protected the portfolio from the adverse affects of rising rates and deteriorating sector spreads during the last year.



--------------------------------------------------------------------------------

           COMPARISON OF CHANGE IN $100,000 INVESTMENT IN THE
         LIMITED MATURITY FIXED INCOME PORTFOLIO, 90 DAY T-BILLS
                                 AND
               LEHMAN BROTHERS 1-3 GOVERNMENT BOND INDEX
                     FOR THE YEARS ENDED JUNE 30

AVERAGE ANNUAL TOTAL RETURN
LAST YEAR      4.37%
LAST 5 YEARS   5.15%
LAST 10 YEARS  5.83%

[GRAPH]


    LIMITED MATURITY             90-DAY T-BILLS            LB GOV'T 1-3 YEAR
-------------------------  -------------------------  --------------------------
$                 100,000  $                 100,000  $                 100,000
$                 105,014  $                 104,515  $                 106,346
$                 111,860  $                 112,875  $                 115,243
$                 121,362  $                 120,518  $                 127,050
$                 134,059  $                 125,978  $                 140,173
$                 141,425  $                 129,889  $                 149,344
$                 143,031  $                 134,334  $                 151,614
$                 153,312  $                 141,602  $                 163,238
$                 160,454  $                 148,911  $                 172,183
$                 170,125  $                 156,441  $                 183,507
$                 180,517  $                 164,350  $                 195,908
$                 188,807  $                 169,914  $                 205,815
$                 197,053  $                 180,884  $                 215,802


INCEPTION DATE FOR THE LIMITED MATURITY FIXED INCOME PORTFOLIO WAS DECEMBER 22, 1988.



--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE



================================================================================
DIVERSIFIED EQUITY PORTFOLIO
INVESTMENT RESEARCH COMPANY (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 5.28%, compared to the S&P 500 Stock Index, which had a total return of 7.25% for the same period.

For the fiscal year ending June 30, 2000, the gross return of the segment managed by IRC was 12.9%. During the same time period, the total return of the S&P 500 index was just 7.25% and the total return of the BARRA S&P 500 Value Index was NEGATIVE 5.1%.

Thus, the IRC segment outperformed the S&P 500 benchmark by approximately 565 basis points and outperformed the BARRA S&P Value Index by over 18%.

IRC maintains a steadfast commitment to fundamental investing while avoiding "value traps" (also called "falling knives" or "falling pianos"), stocks that appear undervalued only because their stock price is tanking. This has enabled IRC to avoid such disastrous stocks as Conseco, which had its share price fall so rapidly that by the Spring of 2000 it briefly traded with a P/E of 2! At the same time, IRC's emphasis on fundamental factors maintains excellent value characteristics in the portfolio. For example, the P/E of the Portfolio was 22.9 on June 30 whereas the S&P 500 Index had a P/E of 28.8. The story was similar with the Price/Cash Flow indicator, with the IRC Portfolio enjoying an advantage over the S&P 500 of 12.2 to 18.7.

Another reason IRC's portfolio outperformed many value managers is our risk control policies, particularly the requirement that the portfolio's industry composition closely match the benchmark. The fiscal year ending June 30, 2000 was notable for the extreme dispersion among stocks and industries. A Value manager leery of sky-high fundamental valuations only needed to be slightly underweighted in the technology sector to cost his portfolio hundreds of basis points in performance last year.

In our continuing efforts to obtain the lowest possible total trading costs for our clients, IRC has used principal bids when appropriate to transfer the market impact risk to Wall Street counterparts for a known cost. During the first half of 1999, the dominant provider of liquidity through principal bids went out of business, and the poor prices provided by the remainder of the Wall Street community resulted in more agency trading through traditional institutional brokers and automated DOT-type computer systems. Recently, as Wall Street's appetite for risk has returned somewhat, IRC has increased our use of principal bids again. IRC continues to strive to reduce both market impact and commission costs and now trades near two-cents/share commission on average.

IRC has increased our pursuit and execution of idiosyncratic strategies related to corporate actions, e.g., our timely exchange of GM shares for GM/H shares in May and our temporary substitution of Seagate for Veritas prior to that corporate restructuring. These efforts have contributed significantly to our fiscal year results.



--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE



================================================================================
DIVERSIFIED EQUITY PORTFOLIO
CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000 the total return of the Diversified Equity Portfolio, net of all fees and expenses, was 5.28%, compared to the S&P 500 Stock Index, which had a total return of 7.25% for the same period. The gross return for the segment of the Portfolio, managed by Cambiar Investors, Inc. ("Cambiar") was 0.16%. The principal factors, which affected performance during the fiscal year, are discussed below.

The new millennium started much the same as the previous one ended. Volatility continued with large intraday moves a common event. Companies placed in the "new economy" camp carried valuations that could only be described as astounding while firms relegated to the "old economy" languished at prices not seen in decades. With price stability as the Federal Reserve's primary objective, it has continued to raise interest rates in order to create a soft landing for the economy. Technology and technology-enabled productivity gains continue to be the engines behind the economy's strong performance - trends that show no signs of abating. While higher interest rates should be a restraining influence on the stock market, continued economic strength and strong profit performance seems to provide comfort to the bulls.

We believe the market has become structurally more volatile in recent years and we do not expect this to change. This turbulent environment made for a challenging year for Cambiar. However, the persistent volatility of the markets did help, as many opportunities surfaced to purchase strong companies at very attractive valuations. Throughout the year we consistently applied our investment discipline, searching for undervalued securities through a variety of measures including low relative price to earnings, price to sales, and price to cash flow. We were able to buy some technology companies that were statistically cheap at the time of purchase and may have been ignored by most traditional value managers. Although the volatility of the marketplace of today does augment instability, as week-to-week price movements can be exorbitant, we feel that our approach is well suited for this sort of climate over the long run.


Cambiar Investors has been managing funds for the American Hospital Association since 1988 following a relative-value equity approach. We search for mid-to-large cap companies that are industry leaders and control their own fates, offering strong brands or valuable and unique intellectual property. Investment managers such as ourselves, whose style is to try to identify attractive values outside of the mainstream, face a very tough go in an environment where largeness and perceived glamour generate greater interest than relative financial valuation. We believe several indications are pointing towards a renewed focus on fundamentals, which should bode well for our style.



--------------------------------------------------------------------------------

The portfolios had a difficult year finishing with an average performance return of 0.16% (gross of investment advisory fees) versus 7.25% for the S&P 500 and -8.91% for the Russell 1000 Value Index. Our technology holdings that helped us in the fiscal second quarter where the funds were up 17.7%, struggled in the fiscal fourth quarter where the funds were down on average 6.9%. We did take advantage of the continued market disparity to sell or reduce our positions in some of our more fully valued positions. Our holdings in healthcare and energy provided some support in an otherwise negative market. Areas of difficulty for the fund were found in our capital goods and communication services sectors.

In the short-term our cash position is higher than normal as we sell some of the stocks that have reached our price targets. We intend to continue to use market volatility to our advantage and believe there could be many more opportunities to purchase quality companies at very attractive valuations. In this environment, we must be more vigilant than ever regarding the prospects of companies we already own as we have seen the punishments that can await even modest disappointments.

Overall, we are extremely optimistic regarding the outlook for our relative performance. A great number of stocks with attributes we search for - excellent history, low valuation, positive fundamental catalyst - are starting to appear. Moreover, the environment that led to a select group of substantial outperformers at very high valuations appears to be receding. We do not profess to be able to time a turn such as this, but believe strongly a return to more normal conditions is likely to occur in the relatively near future. We are attempting to maintain solid performance while the current environment persists, while still leaving our portfolios ready for the eventual shift we expect.



--------------------------------------------------------------------------------

[GRAPH]

               COMPARISON OF CHANGE IN $100,000 INVESTMENT IN THE
                        DIVERSIFIED EQUITY PORTFOLIO AND
                              S&P 500 STOCK INDEX
                          FOR THE YEARS ENDED JUNE 30


AVERAGE ANNUAL TOTAL RETURN
LAST YEAR       5.28%
LAST 5 YEARS    21.15%
LAST 10 YEARS   16.09%

   DIVERSIFIED EQUITY  S&P 500 STOCK INDEX
   ------------------  -------------------
  $           100,000  $           100,000
  $           114,455  $           117,967
  $           123,340  $           137,325
  $           127,334  $           147,445
  $           146,610  $           167,384
  $           167,830  $           190,174
  $           174,894  $           192,732
  $           210,071  $           242,974
  $           265,563  $           306,332
  $           353,123  $           412,566
  $           438,042  $           537,126
  $           520,844  $           659,115
  $           548,363  $           706,877

INCEPTION DATE FOR THE DIVERSIFIED EQUITY WAS OCTOBER 20, 1988.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE



================================================================================
BALANCED PORTFOLIO
WESTERN ASSET MANAGEMENT COMPANY (MANAGES 30% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return, net of all fees and expenses, of the Balanced Portfolio was 3.99%, compared to 6.18% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by WAMCO was 5.12%, compared to the LB Aggregate Index, which had a total return of 4.56% for the same period. The principal factors, which affected performance during the fiscal year, are discussed below. WAMCO manages the fixed income portion of the Balanced Portfolio.

As was evident during fiscal year 1999, global fixed income markets remained volatile for the year ending June 30, 2000. The volatility we experienced over the most recent twelve-month period can be attributed to a number of market factors including Y2K, historically wide swap spreads, persistent Fed tightening and the Treasury Buy-Back Program. Overall, the broad market closed the fiscal year 2000 with a positive return of 4.56%.

The first half of the period, the third and fourth quarters of 1999, saw the calendar year close out as the second worst year in recorded history for the bond market. Treasury yields rose more during this period than they declined in the prior calendar year. Although corporate spreads narrowed during the third and fourth quarters, they still closed the calendar year much wider than the levels seen during 1998, despite the fact that the health of the economy and corporate earnings had exceeded even the most optimistic of projections. Mortgage spreads also narrowed but remained unusually wide during the second half of 1999,despite a measurable decrease in prepayment risk

Not only were these developments contrary to what would normally be expected, they were difficult to explain. Monetary tightening fears - driven by the Federal Reserve's insistence that "above-trend" economic growth would eventually rekindle inflation pressures - wider swap spreads, and Y2K-related hedging were also likely but not completely satisfying explanations. In what was probably an unprecedented development during the last half of calendar year 1999, the Fed appeared much more concerned about the prospects of future inflation than the market. For despite the concerns about the inflationary potential of a strong economy, core inflation fell to its lowest level in 34 years during the third and fourth quarters of 1999. Plus, the yield curve flattened significantly, a sign that the Fed had not fallen behind the inflation curve. The dollar strengthened dramatically against the Euro and most other major currencies, suggesting that dollars may actually have been in short supply relative to demand.



--------------------------------------------------------------------------------

The first half of calendar year 2000 saw an end to Y2K fears and a beginning of what can only be described as a tug-of-war between a Fed bent on slowing down the economy and a Treasury dedicated to retiring a significant portion of our nation's long-term debt. As we look back on the first half of calendar year 2000, it appears that the Fed has done their job well and the series of tightenings we experienced has steered the economy in the direction of a "soft landing." Recent economic events paint a picture of a U.S. economy that is indeed slowing in response to tight monetary policy. However, the slowing took longer to develop for a variety of reasons, one of which was a seemingly inexhaustible supply of productivity and confidence in the U.S. economy. In addition, activity in the final quarter of last year was boosted by Y2K preparations, which proved so thorough that the problem never materialized. Earlier this calendar year, activity was likely stimulated by the widespread expectation that the Fed was embarked on an aggressive tightening program - as indeed it did.

Signs of weakness are now emerging in key interest-rate sensitive sectors such as housing and durable goods, as well as in earnings disappointments for banks and consumer staples manufacturers. Going forward, with tight money limiting firms' ability to pass along higher input prices, recent hikes in energy prices will act like a tax on economic activity, accentuating the monetary slowdown already underway.

In terms of returns, year to date market sector performance was significantly different than what was seen during fiscal year 1999. Long US Treasury securities as well as TIPS were clearly the best performers, benefiting mostly from the on-going Treasury Buy-Back Program and the resulting inverted yield curve. Most spread product however was not as fortunate with the riskiest of sectors, such as corporates, suffering the most.

Even with a very difficult year, the WAMCO's Portfolio outperformed its benchmark for the twelve-month period, with a total return of 5.12% vs. 4.56% for the Lehman Aggregate. A moderately long duration exposure added to returns as yields fell. Additionally, our allocation to TIPS made a substantial positive contribution to returns for the period as real yields declined and inflation rose, benefiting handsomely our emphasis on the 30-year issue. The eventual widening of mortgage spreads had a negative impact on overall performance, but the overall impact was mitigated by a reduction in the exposure as spreads narrowed earlier in the period. Wider corporate spreads produced the greatest negative impact to returns, given our moderate duration-contribution over-weighting to the sector.



--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION OF FUND PERFORMANCE



================================================================================
BALANCED PORTFOLIO
CAMBIAR INVESTORS, INC. (MANAGES 50% OF THE PORTFOLIO)
During the fiscal year ended June 30, 2000, the total return, net of all fees and expenses, of the Balanced Portfolio was 3.99%, compared to 6.18% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by Cambiar Investors, Inc. ("Cambiar") was 1.68%, compared to the S&P 500 Stock Index, which had a total return of 7.25% for the same period. The principal factors, which affected performance during the fiscal year, are discussed below.

The new millennium started much the same as the previous one ended. Volatility continued with large intraday moves a common event. Companies placed in the "new economy" camp carried valuations that could only be described as astounding while firms relegated to the "old economy" languished at prices not seen in decades. With price stability as the Federal Reserve's primary objective, it has continued to raise interest rates in order to create a soft landing for the economy. Technology and technology-enabled productivity gains continue to be the engines behind the economy's strong performance - trends that show no signs of abating. While higher interest rates should be a restraining influence on the stock market, continued economic strength and strong profit performance seems to provide comfort to the bulls.

We believe the market has become structurally more volatile in recent years and we do not expect this to change. This turbulent environment made for a challenging year for Cambiar. However, the persistent volatility of the markets did help, as many opportunities surfaced to purchase strong companies at very attractive valuations. Throughout the year we consistently applied our investment discipline, searching for undervalued securities through a variety of measures including low relative price to earnings, price to sales, and price to cash flow. We were able to buy some technology companies that were statistically cheap at the time of purchase and may have been ignored by most traditional value managers. Although the volatility of the marketplace of today does augment instability, as week-to-week price movements can be exorbitant, we feel that our approach is well suited for this sort of climate over the long run.


Cambiar Investors has been managing funds for the American Hospital Association since 1988 following a relative-value equity approach. We search for mid-to-large cap companies that are industry leaders and control their own fates, offering strong brands or valuable and unique intellectual property. Investment managers such as ourselves, whose style is to try to identify attractive values outside of the mainstream, face a very tough go in an environment where largeness and perceived glamour generate greater interest than relative financial valuation. We believe several indications are pointing towards a renewed focus on fundamentals, which should bode well for our style.



--------------------------------------------------------------------------------

The portfolios had a difficult year finishing with an average performance return of 1.68% (gross of investment advisory fees) versus 7.25% for the S&P 500 and -8.91% for the Russell 1000 Value Index. Our technology holdings that helped us in the fiscal second quarter where the funds were up 17.7%, struggled in the fiscal fourth quarter where the funds were down on average 6.9%. We did take advantage of the continued market disparity to sell or reduce our positions in some of our more fully valued positions. Our holdings in healthcare and energy provided some support in an otherwise negative market. Areas of difficulty for the fund were found in our capital goods and communication services sectors.

In the short-term our cash position is higher than normal as we sell some of the stocks that have reached our price targets. We intend to continue to use market volatility to our advantage and believe there could be many more opportunities to purchase quality companies at very attractive valuations. In this environment, we must be more vigilant than ever regarding the prospects of companies we already own as we have seen the punishments that can await even modest disappointments.

Overall, we are extremely optimistic regarding the outlook for our relative performance. A great number of stocks with attributes we search for - excellent history, low valuation, positive fundamental catalyst - are starting to appear. Moreover, the environment that led to a select group of substantial outperformers at very high valuations appears to be receding. We do not profess to be able to time a turn such as this, but believe strongly a return to more normal conditions is likely to occur in the relatively near future. We are attempting to maintain solid performance while the current environment persists, while still leaving our portfolios ready for the eventual shift we expect.



--------------------------------------------------------------------------------

MANAGEMENT DISCUSSION OF FUND PERFORMANCE



================================================================================
BALANCED PORTFOLIO
INVESTMENT RESEARCH COMPANY (MANAGES 30% OF THE PORTFOLIO)

During the fiscal year ended June 30, 2000, the total return, net of all fees and expenses, of the Balanced Portfolio was 3.99%, compared to 6.18% for a mix of 50% Lehman Brothers Aggregate Bond Index ("LB Aggregate Index") and 50% S&P 500 Stock Index. The gross return for the segment of the Portfolio, managed by Investment Research Company ("IRC") was 13.1%, compared to the S&P 500 Stock Index, which had a total return of 7.25% for the same period. The principal factors, which affected performance during the fiscal year, are discussed below.

During the same time period, the total return of the S&P 500 index was just 7.25% and the total return of the BARRA S&P 500 Value Index was NEGATIVE 5.1%.

Thus, the IRC segment portfolios outperformed the S&P 500 benchmark by approximately 590 basis points and outperformed the BARRA S&P Value Index by over 18%. Some of the reasons for this performance are:

IRC maintains a steadfast commitment to fundamental investing while avoiding "value traps" (also called "falling knives" or "falling pianos"), stocks that appear undervalued only because their stock price is tanking. This has enabled IRC to avoid such disastrous stocks as Conseco, which had its share price fall so rapidly that by the Spring of 2000 it briefly traded with a P/E of 2! At the same time, IRC's emphasis on fundamental factors maintains excellent value characteristics in the portfolio. For example, the P/E of the Portfolio was 22.9 on June 30 whereas the S&P 500 Index had a P/E of 28.8. The story was similar with the Price/Cash Flow indicator, with the IRC Portfolio enjoying an advantage over the S&P 500 of 12.2 to 18.7.

Another reason IRC's portfolio outperformed many value managers is our risk control policies, particularly the requirement that the portfolio's industry composition closely match the benchmark. The fiscal year ending June 30, 2000 was notable for the extreme dispersion among stocks and industries. A Value manager leery of sky-high fundamental valuations only needed to be slightly underweighted in the technology sector to cost his portfolio hundreds of basis points in performance last year.

In our continuing efforts to obtain the lowest possible total trading costs for our clients, IRC has used principal bids when appropriate to transfer the market impact risk to Wall Street counterparts for a known cost. During the first half of 1999, the dominant provider of liquidity through principal bids went out of business, and the poor prices provided by the remainder of the Wall Street community resulted in more agency trading through traditional institutional brokers and automated DOT-type computer systems. Recently, as Wall Street's appetite for risk has returned somewhat, IRC has increased our use of principal bids again. IRC continues to strive to reduce both market impact and commission costs and now trades near two-cents/share commission on average.



--------------------------------------------------------------------------------

IRC has increased our pursuit and execution of idiosyncratic strategies related to corporate actions, e.g., our timely exchange of GM shares for GM/H shares in May and our temporary substitution of Seagate for Veritas prior to that corporate restructuring. These efforts have contributed significantly to our fiscal year results.



--------------------------------------------------------------------------------

[GRAPH]

               COMPARISON OF CHANGE IN $100,000 INVESTMENT IN THE
                  BALANCED PORTFOLIO, S&P 500 STOCK INDEX AND
                      LEHMAN BROTHERS AGGREGATE BOND INDEX
                          FOR THE YEARS ENDED JUNE 30

AVERAGE ANNUAL TOTAL RETURN
LAST YEAR      3.99%
LAST 5 YEARS  15.07%
LAST 10 YEARS 12.32%

BALANCED PORTFOLIO  S&P 500 STOCK INDEX  LB AGGREGATE INDEX
------------------  -------------------  ------------------
$          100,000  $          100,000   $          100,000
$          109,964  $          117,967   $          110,010
$          115,831  $          137,325   $          118,641
$          123,503  $          147,445   $          131,321
$          140,777  $          167,384   $          149,778
$          159,110  $          190,174   $          167,442
$          159,569  $          192,732   $          165,249
$          183,449  $          242,974   $          185,987
$          218,672  $          306,332   $          195,313
$          269,465  $          412,566   $          211,220
$          314,718  $          537,126   $          233,458
$          355,958  $          659,115   $          240,765
$          370,150  $          706,877   $          251,743

INCEPTION DATE FOR THE BALANCED PORTFOLIO WAS OCTOBER 20, 1988.